UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23165

CION ARES DIVERSIFIED CREDIT FUND

(Exact name of registrant as specified in charter)

3 PARK AVENUE

36TH FLOOR

NEW YORK, NEW YORK 10016

(Address of principal executive offices)(Zip code)

Eric A. Pinero
3 Park Avenue, 36th Floor
New York, New York 10016
(Name and Address of Agent for Service)

Copy to:

Michael A. Reisner Mark Gatto CION Ares Management, LLC 3 Park Avenue, 36th Floor New York, New York 10016	Richard Horowitz, Esq. Matthew K. Kerfoot, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

CION Ares Diversified Credit Fund

SEMI-ANNUAL REPORT

JUNE 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com if you invest directly with the Fund, or by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through your financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	41
Consolidated Statement of Operations	43
Consolidated Statements of Changes in Net Assets	44
Consolidated Statement of Cash Flows	46
Financial Highlights	48
Notes to Consolidated Financial Statements	55
Proxy & Portfolio Information	80
Dividend Reinvestment Plan	81
Corporate Information	83
Privacy Notice	84
Trustees and Executive Officers	85
Voting Results	89

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Letter to Shareholders

June 30, 2020

Fellow Shareholders,

We hope this semi-annual report for the CION Ares Diversified Credit Fund (the "Fund"), for the period ending June 30, 2020 finds you and your loved ones healthy and safe during these unprecedented times.

We are pleased to report that notwithstanding the extraordinary events of COVID-19 and its impact on the U.S. financial markets and economy, the Fund has reached $805 million in total managed assets and delivered a 3.23% annualized return since inception.1 As of period-end, the Fund had 394 total investments, spread across more than 27 unique industries. Secured debt instruments accounted for 95.1%2 of the Fund and approximately 55% of the Fund was deployed in investments directly originated by affiliates of the Fund's investment advisor. The Fund has continued to gain traction with investors, and we are pleased to announce that the Fund has now launched on multiple platforms nationwide, which has led to strong asset growth.

Investment Philosophy and Process

The Fund remains focused on seeking to deliver attractive risk-adjusted returns for our shareholders across market cycles by utilizing a flexible strategy to invest in a diversified pool of liquid and illiquid credit instruments. We believe the optimal investment strategy for non-investment grade credit is an actively managed portfolio that encompasses a broad spectrum of credit asset classes including high yield bonds, leveraged loans, structured credit (CLOs and Private ABS), real estate debt, and direct lending in the United States and Europe. We believe unconstrained flexibility within a single portfolio affords investors an opportunity to capitalize on inefficiencies and dislocations across the credit universe and capture the best relative value.

The process by which the Fund's investments are selected is rigorous. The Fund's Advisor, CION Ares Management ("CAM" or the "Advisor"), leverages the resources of the broader Ares platform to conduct ongoing proprietary analysis at the asset-class level that compares current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before the 15-member investment allocation committee in semimonthly meetings, where senior members in each of the underlying asset classes within the Ares Credit Group share their observations with the Advisor's portfolio managers.

Investment Environment

Throughout 2020, global capital markets experienced unprecedented volatility as a result of the COVID-19 pandemic and its impact on the global economy. Investor sentiment plunged in a dramatic manner in March as the impacts of the pandemic magnified and were further exacerbated by the onset of the Saudi-Russian oil price war. During this time, default expectations increased, and credit spreads rose to levels last seen during the Global Financial Crisis. Starting in late March, investor sentiment was boosted behind unprecedented levels of financial stimulus being pumped into the economy and the expansion of eligibility of the Federal Reserve's (the "Fed") credit facilities. Though credit markets rallied significantly in the second quarter, levels remain wide when compared to year-end 2019. Year-to-date, the high yield markets in the U.S. and Europe have returned -4.78% and -4.97%, respectively.3 The bank loan markets remain wide of year-end 2019 levels in the U.S. and Europe as well with returns of -4.76% and -3.80%, respectively.4

Specific to the U.S., high yield and bank loan spreads widened with unprecedented momentum. In March, the high yield market experienced its five largest single day declines in history while the bank loan market experienced four of the five largest single day declines.5 Investor sentiment was decidedly "risk off", pushing the 10-year U.S. Treasury yield to all time lows while high yield mutual funds experienced a $13 billion outflow in March, the second largest on record.6 The loan market experienced a significant increase in downgrades while the high yield market saw a material increase in default activity, largely driven by the energy and retail sectors. Markets started to rebound in late March following unprecedented stimulus from the Fed, which bolstered sentiment and improved liquidity in the liquid credit markets. The bank loan market experienced its two largest daily price increases in history in late March and proceeded to return 9.71% in the second quarter.4 The high yield market returned 9.61% in the second quarter3 as demand from institutional and retail investors offset a record $146 billion of new issuance which occurred during the period.7 The record new issuance provided much needed liquidity to COVID-impacted industries, resulting in dampened default expectations relative to earlier in the year. Though

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

June 30, 2020

reduced, expectations remain elevated when compared to year-end 2019 and dispersion remains elevated in both markets, underscoring the importance of credit selection and mistake avoidance in the current environment.

The European markets have experienced similar trends year-to-date. In March, European loan and bond spreads reached levels not seen since the sovereign debt crisis in 2011. Unprecedented fiscal packages were unveiled by governments alongside highly accommodative packages from central banks. Markets reacted positively to the stimulus and in a swift manner, retracing ~50% of the spread widening year-to-date in April. European loans, which saw spreads exceed sovereign debt crisis levels in March, rebounded sharply in April and had their strongest monthly return since 2009. Spreads continued to move in a bullish manner behind measures such as the ECB's Pandemic Emergency Purchase Program (PEPP). New issuance started to resume, and the high yield market saw its largest monthly print on record in June.7 Notably, some of the issuers that came to the primary market in June were among those that had their original deals shelved due to the onset of the crisis.

Looking ahead, capital markets volatility is expected to persist, particularly as the COVID-19 pandemic evolves and the U.S. presidential election comes into focus. We believe this should cause further sector and single-name dispersion, creating opportunities for bottom-up, fundamental active managers to uncover value. In the private markets, we're seeing new issuance start to resume with enhanced structures and terms, benefitting active managers who are well-capitalized to take advantage of the emerging opportunity set. Specific to the Fund, we remain strategically focused on high-quality, floating rate assets in defensive sectors and will seek to continue to increase our exposure to directly originated loans in the U.S. and Europe given the attractive risk-adjusted return opportunities in those markets today. Owing to its flexible investment strategy, we believe the Fund offers a compelling combination of yield, diversification, and a level of downside protection. We maintain strong conviction in the current portfolio positioning and believe the Fund can generate attractive risk-adjusted returns going forward.

Summary

The first and second quarters of 2020 saw heightened volatility as headlines and COVID-19 drove the markets. However, the committed and active Fed has largely succeeded so far, and default expectations are decreasing. The U.S. economy officially entered recession in February, but employment rebounded in May and June as the first stimulus took effect, and a new round of stimulus will likely be enacted soon.

We continue to believe this is an attractive entry point for credit as markets remain attractive compared to pre-dislocation levels, dispersion remains elevated and central bank stimulus supports supply and demand in the loan and high yield markets. Though we're optimistic, much uncertainty remains, and we expect volatility to persist as market technicals eventually reconcile with corporate fundamentals. We believe credit selection is of the utmost importance given our expectations for increased volatility in addition to elevated default rates.

We believe flexible mandates are best suited to take advantage of the opportunities in leveraged credit markets; whether by asset class, geography or within individual capital structures. From a risk perspective, we continue to balance a high-quality posture with selective additions to risk, particularly as the market's level of empathy toward COVID-19 impacted issuers and industries continues to evolve. Overall, we believe the go-forward environment will continue to test the full depth and breadth of active managers, and those with scale, experience and a nimble approach to portfolio construction will benefit the most in this unique economic and market backdrop

Against this backdrop, we believe the Fund's strategy, driven by our ability to dynamically allocate capital across credit sectors and geographies, is well situated to seek attractive risk-adjusted returns for our shareholders. We are pleased with the ongoing construction of the Fund's diversified portfolio, and we believe the Fund is well positioned to find relative value-driven opportunities as we move into economic recovery. Our Advisor will continue to leverage its position as a global leader in the liquid and illiquid credit markets to identify attractive investment opportunities in line with the stated objective of the Fund.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

June 30, 2020

We thank you for your investment in and continued support of CION Ares Diversified Credit Fund.

Sincerely,

Mark Gatto  Michael A. Reisner
Co-CEO  Co-CEO
CION Ares Management  CION Ares Management

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

The recent outbreak of a novel and highly contagious form of coronavirus ("COVID-19"), which the World Health Organization has declared to constitute a pandemic, has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on energy, transportation, hospitality, tourism, entertainment and other industries. The impact of COVID-19 has led to significant volatility and declines in the global financial markets and oil prices and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Any public health emergency, including any outbreak of COVID-19 or other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on the Fund, the value of its investments and its portfolio companies. The performance information herein is as of June 30, 2020 and not all of the effects, directly and indirectly, resulting from COVID-19 and/or the current market environment, may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund ("CADC" or the "Fund"), advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Investor Services LLC ("AIS"), a broker-dealer registered with the SEC, and a member of FINRA and SIPC.

REF: CP?00531

1 Past performance is not indicative of future results. Portfolio characteristics of the Fund are as of June 30, 2020 and are subject to change. Performance shown here is the I-Share Class. The I-Share was incepted on July 12, 2017. Returns include reinvestment of distributions and reflect fund expenses inclusive of recoupment of previously provided expense support. The net expense ratio, which includes expense support recoupment, is 3.47% as of June 30, 2020. The gross expense ratio, which excludes expense support recoupment, is 2.99% as of June 30, 2020. Expense ratios are annualized (except for certain non-recurring costs) and calculated as a percentage of average net assets. The sales charge for Class A is up to 5.75%. Share values will fluctuate, therefore if repurchased, they may be worth more or less than their original cost. Current performance may differ and can be obtained at cioninvestments.com.

2 Secured Debt Includes First and Second Lien assets, Structured Credit Debt, Structured Credit Equity.

3 Source: ICE BofA HY Indices. European returns are hedged to Euro. As of June 30, 2020.

4 Source: Credit Suisse Leveraged Loan Index ("CSLLI"), Credit Suisse Western European Leveraged Loan Index (CS "WELLI"). WELLI returns hedged to Euro. As of June 30, 2020.

5 Sources: ICE BofA US High Yield Index ("HUCO"), CSLLI. As of June 30, 2020.

6 Source: JP Morgan High Yield Market Monitor. As of March 31, 2020.

7 Source: JP Morgan High Yield Market Monitor. As of June 30, 2020.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of June 30, 2020

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed vs. Floating Rate

Excludes cash, other net assets and equity instruments.

KEY FACTS

CLASS A INCEPTION	1/26/2017
CLASS C INCEPTION	7/12/2017
CLASS I INCEPTION	7/12/2017
CLASS L INCEPTION	11/2/2017
CLASS U INCEPTION	7/25/2019
CLASS U-2 INCEPTION	4/13/2020
CLASS W INCEPTION	12/4/2018
TOTAL MANAGED ASSETS*	~$805M
TOTAL ISSUES	394
DISTRIBUTIONS[1]	Monthly
CURRENT DISTRIBUTION RATE[2]	6.00%
CLASS A SHARPE RATIO[3] (ANNUALIZED)	0.20
CLASS A STANDARD DEVIATION[4]	4.35%

CLASS C SHARPE RATIO[3] (ANNUALIZED)	0.18
CLASS C STANDARD DEVIATION[4]	4.41%
CLASS I SHARPE RATIO[3] (ANNUALIZED)	0.21
CLASS I STANDARD DEVIATION[4]	4.42%
CLASS L SHARPE RATIO[3] (ANNUALIZED)	0.00
CLASS L STANDARD DEVIATION[4]	4.67%
CLASS U SHARPE RATIO[3] (ANNUALIZED)	-0.95
CLASS U STANDARD DEVIATION[4]	7.67%
CLASS W SHARPE RATIO[3] (ANNUALIZED)	-0.26
CLASS W STANDARD DEVIATION[4]	6.08%

Portfolio Allocation*

  Allocation by Asset Type

  Allocation by Geography

Top 10 Holdings* % of Portfolio

CEP V I 5 Midco Limited (aka Mak System)	3.3%
True Potential Group Limited	1.5%
Nelipak Holding Company	1.3%
AffiniPay Midco, LLC	1.2%
Bearcat Buyer, Inc.	1.1%
GPM Investments, LLC	1.0%
Capnor Connery Holdco A/S	1.0%
Drilling Info Holdings, Inc.	1.0%
Reddy Ice LLC	0.9%
Foundation Risk Partners, Corp.	0.9%

Allocation by Industry* % of Portfolio

Structured Products (CLOs & Private ABS)	17.1%
Information Technology	15.3%
Healthcare	14.0%
Financial	13.3%
Service	11.6%
Food/Tobacco	4.8%
Gaming/Leisure	3.5%
Manufacturing	2.3%
Other	20.8%
Cash	-2.7%

* Holdings and allocations, unless otherwise indicated, are based on the total managed assets and subject to change without notice. Total managed assets is defined as the total assets (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage). Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of June 30, 2020 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 25 Years of Experience

• Greg Margolies, Head of Markets, Ares Management | 31 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading non-traded BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager operating three integrated businesses across Credit, Private Equity and Real Estate. Ares Management's investment groups collaborate to deliver innovative investment solutions and consistent and attractive investment returns for fund investors throughout market cycles. Ares Management's global platform had $165 billion of assets under management as of June 30, 2020 with over 1,200 employees in over 25 offices in more than 10 countries. Please visit www.aresmgmt.com for additional information.

RISK DISCLOSURES & GLOSSARY

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

1 Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2 Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The current distribution rate shown may be rounded.

3 Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

4 Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending December 31, 2019, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annu-al reports filed with the SEC for the sources of distributions.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments

June 30, 2020 (Unaudited)

Senior Loans 90.2%(b)(c)(d)

	Principal Amount	Value(a)
Aerospace & Defense 1.9%
Aero Operating, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.50%, 8.00%, 02/09/2026(e)	$838,503	$796,578
Aero Operating, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 6.50%, 8.00%, 02/09/2026(e)(f)	2,922,726	2,776,590
Radius Aerospace Europe, Ltd., 1st Lien Term Loan, (Great Britain), 3M LIBOR + 5.75%, 6.75%, 03/29/2025(e)(f)	1,618,502	1,553,761
Radius Aerospace Europe, Ltd., 1st Lien Revolver, (Great Britain), 3M GBP LIBOR + 5.75%, 6.75%, 03/29/2025(e)	£185,714	220,896
Radius Aerospace, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.75%, 6.75%, 03/29/2025(e)(f)	$2,539,286	2,437,714
Radius Aerospace, Inc., 1st Lien Revolver, 3M LIBOR + 5.75%, 6.75%, 03/29/2025(e)	428,571	411,429
SecurAmerica, LLC, 1st Lien 6th Amendment Term Loan, 1M LIBOR + 9.00%, 10.25%, 07/16/2021(e)(g)	191,759	191,759
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan A, 1M LIBOR + 9.00%, 10.25%, 12/21/2023(e)(g)	615,750	615,750
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan B, 1M LIBOR + 9.00%, 10.25%, 12/21/2023(e)(g)	111,611	111,611
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan C, 1M LIBOR + 9.00%, 10.25%, 12/21/2023(e)(g)	69,992	69,992
SecurAmerica, LLC, 1st Lien Revolver, 06/21/2023(e)(h)(i)	1,125	—
SecurAmerica, LLC, 1st Lien Term Loan, 1M LIBOR + 9.00%, 10.25%, 12/21/2023(e)(f)(g)	1,644,085	1,644,085
TransDigm Group, Inc., Tranche Refinancing 1st Lien Term Loan F, 1M LIBOR + 2.25%, 2.43%, 12/09/2025(i)	1,997,222	1,791,788
		12,621,953

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Automotive 1.4%
GB Auto Service, Inc., 1st Lien 1st Amendment Delayed Draw Term Loan, 3M LIBOR + 6.50%, 7.50%, 10/19/2024(e)(h)	$6,002,624	$2,735,508
GB Auto Service, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 7.50%, 10/19/2024(e)	1,649,034	1,583,073
GB Auto Service, Inc., 1st Lien Revolver, 3M LIBOR + 6.50%, 7.52%, 10/19/2024(e)(h)	264,159	44,206
GB Auto Service, Inc., 1st Lien Term Loan, 3M LIBOR + 6.50%, 7.50%, 10/19/2024(e)(f)	1,200,833	1,152,800
Panther BF Aggregator 2, LP, Initial 1st Lien Term Loan, 1M LIBOR + 3.50%, 3.68%, 04/30/2026	1,120,211	1,064,200
Truck Hero, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 3.93%, 04/22/2024	383,089	347,033
Wand NewCo 3, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.25%, 7.43%, 02/05/2027(e)(f)	3,000,000	2,880,000
		9,806,820
Banking, Finance, Insurance & Real Estate 13.4%
A.U.L. Corp., 1st Lien Revolver, 06/05/2023(e)(h)	1,000	(10)
A.U.L. Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 06/05/2023(e)(f)	37,344	36,971
Acrisure, LLC, 1st Lien Additional Term Loan, 1M LIBOR + 3.50%, 3.68%, 02/15/2027	3,614,279	3,406,458
Affinipay Midco, LLC, 1st Lien Revolver, 3M LIBOR + 5.50%, 6.75%, 03/02/2026(e)(h)	766,307	130,272
Affinipay Midco, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.75%, 03/02/2026(e)(f)	7,250,308	7,032,798
Affirm Operational Loans VI Trust, 1st Lien Revolver, 12/17/2026(e)(h)	500,000	(5,426)
Amynta Agency Borrower, Inc., 1st Lien Incremental Term Loan B, 1M LIBOR + 4.50%, 4.68%, 02/28/2025(e)(f)	2,954,896	2,659,407
AQ Sunshine, Inc., 1st Lien Delayed Draw Term Loan, 04/15/2025(e)(h)	85,975	(2,579)

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
AQ Sunshine, Inc., Initial 1st Lien Revolver, 6M LIBOR + 5.75%, 6.75%, 04/15/2024(e)(h)	$136,423	$118,689
AQ Sunshine, Inc., Initial 1st Lien Term Loan, 6M LIBOR + 5.75%, 6.75%, 04/15/2025(e)(f)	1,143,613	1,109,305
AQ Sunshine, Inc., Initial 1st Lien Term Loan, 6M LIBOR + 5.75%, 6.75%, 04/15/2025(e)	299,191	290,215
Ardonagh Midco 3, PLC, EUR Facility 1st Lien Term Loan B-1, (Great Britain), 07/14/2026(e)(f)(h)(i)(j)	€193,893	—
Ardonagh Midco 3, PLC, GBP Facility 1st Lien Term Loan B-1, (Great Britain), 07/14/2026(e)(f)(h)(i)(j)	£1,521,885	—
Ardonagh Midco 3, PLC, GBP Facility 1st Lien Term Loan B-2, (Great Britain), 07/14/2026(e)(h)(i)(j)	323,155	—
ARM Funding, LLC, 1st Lien Revolver B, 1M LIBOR + 7.95%, 8.95%, 02/29/2024(e)(h)	$2,500,000	1,412,267
AssuredPartners, Inc., 1st Lien Incremental Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/12/2027	1,074,776	1,053,281
Asurion, LLC, 1st Lien Replacement Term Loan B-6, 1M LIBOR + 3.00%, 3.18%, 11/03/2023(i)	3,994,728	3,858,228
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 6.68%, 08/04/2025(i)	963,051	955,828
Blackhawk Network Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 7.25%, 06/15/2026	150,000	134,625
Blackwood Bidco, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), 6M LIBOR + 7.30%, 9.25%, 10/08/2026(e)(f)(j)	3,184,069	3,184,069
Blackwood Bidco, Ltd., GBP Facility 1st Lien Term Loan B-1, (Great Britain), 6M GBP LIBOR + 7.30%, 8.11%, 10/08/2026(e)(f)(j)	£2,550,724	3,160,346
Foundation Risk Partners Corp., 1st Lien 1st Amendment Delayed Draw Term Loan, 3M LIBOR + 4.75%, 5.75%, 11/10/2023(e)	$785,921	778,061
Foundation Risk Partners Corp., 1st Lien 1st Amendment Term Loan, 3M LIBOR + 4.75%, 5.75%, 11/10/2023(e)(f)	628,994	622,704

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Foundation Risk Partners Corp., 1st Lien 2nd Amendment Delayed Draw Term Loan, 3M LIBOR + 4.75%, 5.75%, 11/10/2023(e)	$3,225,347	$3,193,094
Foundation Risk Partners Corp., 1st Lien 3rd Amendment Delayed Draw Term Loan, 3M LIBOR + 4.75%, 5.75%, 11/10/2023(e)(h)	1,258,791	355,348
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 5.75%, 11/10/2023(e)(f)	139,446	138,051
Foundation Risk Partners Corp., 1st Lien Revolver, 11/10/2023(e)(h)	3,000	(30)
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 11/10/2023(e)(f)	619,394	613,200
Foundation Risk Partners Corp., 2nd Lien 1st Amendment Delayed Draw Term Loan, 3M LIBOR + 8.50%, 9.50%, 11/10/2024(e)	292,900	289,971
Foundation Risk Partners Corp., 2nd Lien 1st Amendment Term Loan, 3M LIBOR + 8.50%, 9.50%, 11/10/2024(e)	264,795	262,147
Foundation Risk Partners Corp., 2nd Lien 2nd Amendment Delayed Draw Term Loan, 3M LIBOR + 8.50%, 9.50%, 11/10/2024(e)	1,007,133	997,061
Foundation Risk Partners Corp., 2nd Lien 3rd Amendment Delayed Draw Term Loan, 3M LIBOR + 8.50%, 9.50%, 11/10/2024(e)(h)	720,610	55,592
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 9.50%, 11/10/2024(e)	221,778	219,560
Gulf Finance, LLC, Tranche 1st Lien Term Loan B, 1M LIBOR + 5.25%, 6.25%, 08/25/2023	297,241	190,235
Hammersmith Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 1M GBP LIBOR + 7.44%, 7.94%, 09/02/2026(e)(f)(j)	£4,112,437	5,095,306
Hammersmith Bidco, Ltd., Acquisition Capex Facility 1st Lien Term Loan, (Great Britain), 1M GBP LIBOR + 7.44%, 7.94%, 09/02/2026(e)(h)(j)	1,678,545	1,089,441
Leo Bidco, Ltd., GBP Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 6.25%, 7.00%, 03/30/2026(e)(f)(j)	500,000	619,500

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
London Acquisition Bidco B.V., EUR Facility 1st Lien Term Loan B-1, (Netherlands), 3M EURIBOR + 6.75%, 7.25%, 02/09/2026(e)(f)(j)		€430,556	$474,034
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan B, (Sweden), 3M STIBOR + 6.75%, 6.82%, 06/30/2025(e)(j)	SEK	5,500,000	590,455
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden), 06/30/2025(e)(h)(i)(j)		1,800,000	—
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden), 3M STIBOR + 6.75%, 6.82%, 06/30/2025(e)(j)		2,700,000	289,860
PI UK Holdco II, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), 3M LIBOR + 3.50%, 4.50%, 01/03/2025		$775,056	738,892
Refinitiv U.S. Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.43%, 10/01/2025		1,994,937	1,946,560
Right Choice Holdings, Ltd., GBP Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 6.75%, 7.50%, 06/06/2024(e)(f)(j)		£1,000,000	1,238,999
RSC Acquisition, Inc., Initial 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.50%, 6.50%, 10/30/2026(e)(h)		$554,024	15,970
RSC Acquisition, Inc., Initial 1st Lien Revolver, 10/30/2026(e)(h)		1,000	(30)
RSC Acquisition, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.50%, 10/30/2026(e)(f)		2,671,762	2,591,609
SaintMichelCo, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.00%, 7.50%, 09/09/2025(e)(h)(j)		£300,000	198,240
SaintMichelCo, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 7.00%, 7.50%, 09/09/2025(e)(j)		2,400,000	2,973,598
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), CAD PRIME + 4.00%, 6.45%, 08/29/2022(e)(h)	CAD	1,000	309
SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), 1M CDOR + 5.00%, 6.00%, 08/29/2024(e)(f)		121,875	82,527

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), 1M CDOR + 9.00%, 10.00%, 03/01/2025(e)	CAD	125,000	$82,803
Sedgwick Claims Management Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.43%, 12/31/2025		$2,874,905	2,707,556
Selectquote, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 6.00%, 7.00%, 11/05/2024(e)		779,213	779,213
SG Acquisition, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 5.75%, 5.93%, 01/27/2027(e)(f)		3,372,235	3,271,068
Staysure Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 7.00%, 7.75%, 07/01/2025(e)		£1,000,000	1,189,439
Symbol Bidco I, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 6.50%, 7.00%, 02/22/2027(e)(f)(j)		571,429	708,000
Symbol Bidco I, Ltd., Acquisition Capex Facility 1st Lien Term Loan, (Great Britain), 12/21/2026(e)(h)(j)		428,571	—
TA/WEG Holdings, LLC, Initial 1st Lien Term Loan, 12M LIBOR + 6.00%, 7.00%, 10/02/2025(e)(f)		$3,529,018	3,458,438
TA/WEG Holdings, LLC, 1st Lien Revolver, 12M LIBOR + 6.00%, 7.00%, 10/02/2025(e)(h)		301,041	160,822
TA/WEG Holdings, LLC, Initial 1st Lien Delayed Draw Term Loan, 12M LIBOR + 6.00%, 7.00%, 10/02/2025(e)(h)(i)		2,186,891	831,019
Tempo Acquisition, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 2.93%, 05/01/2024		1,510,335	1,431,042
Toscafund, Ltd., Facility 1st Lien Term Loan, (Great Britain), 6M GBP LIBOR + 7.50%, 8.25%, 04/02/2025(e)(f)(j)		£4,680,000	5,798,516
True Potential LLP, Facility 1st Lien Term Loan B-2, (Great Britain), 6M GBP LIBOR + 7.17%, 7.90%, 10/16/2026(e)(f)(j)		8,112,754	10,051,696
True Potential LLP, Acquisition Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.17%, 7.84%, 10/16/2026(e)(h)(j)		1,943,174	1,963,908

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Ultimus Group Midco, LLC (The), 1st Lien Revolver, 3M LIBOR + 3.50%, 6.75%, 02/01/2024(e)(h)		$396,226	$210,566
Ultimus Group Midco, LLC (The), Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 02/01/2026(e)(f)		3,181,215	3,053,966
USI, Inc., 1st Lien Term Loan, 3M LIBOR + 4.00%, 4.31%, 12/02/2026		497,500	482,162
			90,375,222
Beverage, Food & Tobacco 4.7%
CC Fly Holding II A/S, Unitranche Facility 1st Lien Term Loan A, (Denmark), 3M CIBOR + 7.50%, 8.00%, 05/09/2025(e)(f)	DKK	2,500,000	358,039
CC Fly Holding II A/S, Unitranche Facility 1st Lien Term Loan B, (Denmark), 3M NIBOR + 7.50%, 8.00%, 05/09/2025(e)(f)		2,500,000	358,039
CC Fly Holding II A/S, Accordian Facility 1st Lien Term Loan, (Denmark), 3M CIBOR + 7.50%, 8.00%, 05/09/2025(e)(f)		520,833	74,592
CC Fly Holding II A/S, Accordian Facility 2 1st Lien Term Loan, (Denmark), 3M NIBOR + 7.50%, 8.00%, 05/09/2025(e)(f)		520,833	74,592
CC Fly Holding II A/S, Accordian Facility 3 1st Lien Term Loan, (Denmark), 3M CIBOR + 7.50%, 8.00%, 05/09/2025(e)(f)		1,041,666	149,183
CHG PPC Parent, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.50%, 7.68%, 03/30/2026(e)(f)		$1,000,000	970,000
CHG PPC Parent, LLC, 2nd Lien Additional Term Loan, 1M LIBOR + 7.75%, 7.93%, 03/30/2026(e)(f)		2,000,000	1,940,000
Ferraro Fine Foods Corp., 1st Lien 2nd Amendment Term Loan, 3M LIBOR + 4.25%, 5.32%, 05/09/2024(e)(f)		295,825	286,950
Ferraro Fine Foods Corp., 1st Lien Incremental Term Loan, 3M LIBOR + 4.25%, 5.32%, 05/09/2024(e)		53,791	52,177
Ferraro Fine Foods Corp., 1st Lien Revolver, 6M LIBOR + 4.25%, 5.32%, 05/09/2023(e)(h)		1,000	303

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Ferraro Fine Foods Corp., 1st Lien Term Loan, 6M LIBOR + 4.25%, 5.32%, 05/09/2024(e)(f)	$981,518	$952,072
Froneri International, Ltd., Facility 1st Lien Term Loan B-2, (Great Britain), 1M LIBOR + 2.25%, 2.43%, 01/29/2027	2,501,824	2,347,036
GPM Investments, LLC, 1st Lien Delayed Draw Term Loan A, 03/01/2027(e)(h)	3,312,452	(66,249)
GPM Investments, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.25%, 03/01/2027(e)(f)	8,496,439	8,326,510
Hometown Food Co., 1st Lien Revolver, 08/31/2023(e)(h)	1,000	—
Hometown Food Co., 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.25%, 08/31/2023(e)(f)	1,473,707	1,473,707
IRB Holding Corp., 1st Lien Replacement Term Loan B, 6M LIBOR + 2.75%, 3.75%, 02/05/2025	2,192,449	2,019,399
Jim N Nicks Management, LLC, 1st Lien Revolver, 3M LIBOR + 5.25%, 6.25%, 07/10/2023(e)	1,000	880
Jim N Nicks Management, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 07/10/2023(e)(f)	48,500	42,680
Portillo's Holdings, LLC, 1st Lien Additional Term Loan B-3, 09/06/2024(i)(j)	275,969	252,856
Portillo's Holdings, LLC, 2nd Lien Additional Term Loan B-3, 3M LIBOR + 9.50%, 10.75%, 12/06/2024(e)	2,465,616	2,342,335
Reddy Ice Holdings, Inc., 1st Lien Delayed Draw Term Loan, 6M LIBOR + 5.50%, 6.70%, 07/01/2025(e)(h)	952,667	417,980
Reddy Ice Holdings, Inc., 1st Lien Revolver, 1M LIBOR + 5.50%, 6.50%, 07/01/2024(e)(h)	955,102	305,633
Reddy Ice Holdings, Inc., 1st Lien Term Loan, 6M LIBOR + 5.50%, 6.70%, 07/01/2025(e)(f)	7,375,298	6,859,027
SFE Intermediate HoldCo, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 5.25%, 6.25%, 07/31/2024(e)(f)	1,904,098	1,866,016

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
SFE Intermediate HoldCo, LLC, 1st Lien Revolver, PRIME + 4.25%, 7.50%, 07/31/2023(e)	$2,000	$1,960
SFE Intermediate HoldCo, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 07/31/2024(e)(f)	235,708	230,994
		31,636,711
Capital Equipment 1.9%
Avantor Funding, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.25%, 3.25%, 11/21/2024(i)	2,500,000	2,431,250
Blue Angel Buyer 1, LLC, 1st Lien 1st Amendment Term Loan, 3M LIBOR + 4.50%, 5.64%, 01/02/2026(e)(f)	1,113,930	1,102,790
Blue Angel Buyer 1, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 3.25%, 6.50%, 01/02/2026(e)(h)	640,850	268,290
Blue Angel Buyer 1, LLC, 1st Lien Revolver, 01/02/2025(e)(h)	321,199	(6,424)
Blue Angel Buyer 1, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 4.25%, 5.25%, 01/02/2026(e)(f)	2,010,948	1,970,729
Dynacast International, LLC, 1st Lien Term Loan B-2, 3M LIBOR + 3.25%, 4.25%, 01/28/2022(i)	2,022,935	1,638,578
Flow Control Solutions, Inc., 1st Lien Delayed Draw Term Loan, 11/21/2024(e)(h)	994,201	(1)
Flow Control Solutions, Inc., 1st Lien Revolver, 11/21/2024(e)(h)	372,825	—
Flow Control Solutions, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 11/21/2024(e)(f)	1,287,695	1,287,695
IMIA Holdings, Inc., 1st Lien Revolver, 10/26/2024(e)(h)	408,163	—
IMIA Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 10/26/2024(e)(f)	2,517,932	2,517,932
Welbilt, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.50%, 2.68%, 10/23/2025(e)	1,902,256	1,635,940
		12,846,779

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Chemicals, Plastics & Rubber 1.6%
Atlas Intermediate III, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.75%, 6.75%, 04/29/2025(e)(f)		$1,150,044	$1,115,543
Atlas Intermediate III, LLC, 1st Lien Revolver, 3M LIBOR + 5.50%, 6.50%, 04/29/2025(e)(h)		226,621	144,282
DCG Acquisition Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 4.69%, 09/30/2026(e)		2,271,070	2,021,253
Laboratories Bidco, LLC, 1st Lien Term Loan, 1M CDOR + 6.00%, 7.00%, 06/25/2024(e)(f)	CAD	1,797,779	1,296,746
Laboratories Bidco, LLC, 1st Lien 2nd Amendment Incremental Term Loan, 1M LIBOR + 5.75%, 6.75%, 06/25/2024(e)(f)		$588,426	576,658
Laboratories Bidco, LLC, 1st Lien Revolver, 06/25/2024(e)(h)		513,489	(10,270)
Laboratories Bidco, LLC, 1st Lien Term Loan, 1M LIBOR + 5.75%, 6.75%, 06/25/2024(e)(f)		1,916,362	1,878,034
Plaskolite PPC Intermediate II, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 12/14/2026(e)(f)		3,000,000	2,850,000
Plaskolite PPC Intermediate II, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 12/15/2025(e)		990	940
Trident TPI Holdings, Inc., Tranche 1st Lien Term Loan B-1, 6M LIBOR + 3.25%, 4.07%, 10/17/2024		691,454	658,610
			10,531,796
Construction & Building 1.4%
EISG Bidco AB, Facility 1st Lien Term Loan A, (Sweden), 3M STIBOR + 7.50%, 7.57%, 06/30/2026(e)(f)(i)(j)	SEK	42,000,000	4,508,929
EISG Bidco AB, Facility 1st Lien Term Loan B, (Sweden), 06/30/2026(e)(h)(i)(j)		4,000,000	—
Kene Acquisition, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.25%, 5.25%, 08/10/2026(e)(h)		$632,240	458,355
Kene Acquisition, Inc., 1st Lien Revolver, 3M LIBOR + 4.25%, 5.25%, 08/08/2024(e)(h)		675,812	82,787

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Kene Acquisition, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 08/10/2026(e)(f)		$2,891,887	$2,776,212
Wilsonart, LLC, Tranche 1st Lien Term Loan D, 3M LIBOR + 3.25%, 4.25%, 12/19/2023(i)		1,883,674	1,812,452
			9,638,735
Consumer Goods: Durable 1.6%
AI Aqua Merger Sub, Inc., 1st Lien 5th Amendment Incremental Term Loan, 3M LIBOR + 4.25%, 5.34%, 12/13/2023(e)		2,487,500	2,425,312
AI Aqua Merger Sub, Inc., Tranche 1st Lien Term Loan B-1, 6M LIBOR + 3.25%, 4.32%, 12/13/2023		1,979,540	1,897,884
DecoPac, Inc., Initial 1st Lien Revolver, 1M LIBOR + 4.25%, 5.25%, 09/29/2023(e)(h)		1,000	190
DecoPac, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 09/30/2024(e)(f)		478,791	474,003
DRS Holdings III, Inc., 1st Lien Term Loan, 3M LIBOR + 5.75%, 6.75%, 11/01/2025(e)(f)		2,021,606	1,940,741
DRS Holdings III, Inc., 1st Lien Revolver, 1M LIBOR + 5.75%, 6.75%, 11/01/2025(e)(h)		1,000	360
Star US Bidco, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 5.25%, 03/17/2027		4,144,583	3,750,847
			10,489,337
Consumer Goods: Non-Durable 0.0%
Movati Athletic Group, Inc., 1st Lien Delayed Draw Term Loan, (Canada), 3M LIBOR + 6.50%, 8.00%, 10/05/2022(e)(h)	CAD	251,915	121,008
Movati Athletic Group, Inc., 1st Lien Term Loan A, (Canada), 3M LIBOR + 6.50%, 8.00%, 10/05/2022(e)(f)		240,532	169,956
			290,964
Containers, Packaging & Glass 2.6%
Anchor Packaging, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 3.75%, 3.93%, 07/18/2026		$574,359	551,385

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Anchor Packaging, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 3.93%, 07/18/2026	$2,605,949	$2,501,711
BWAY Holding Co., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 4.56%, 04/03/2024(i)	2,764,751	2,475,614
Charter NEX U.S., Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 3.75%, 05/16/2024	314,478	300,282
Charter NEX U.S., Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 3.75%, 05/16/2024	1,436	1,371
IntraPac Canada Corp., 1st Lien Term Loan, (Canada), 6M LIBOR + 5.50%, 6.57%, 01/11/2026(e)(f)	806,588	766,259
IntraPac International, LLC, 1st Lien Revolver, 6M LIBOR + 5.50%, 6.57%, 01/11/2025(e)(h)	415,407	146,431
IntraPac International, LLC, 1st Lien Term Loan, 6M LIBOR + 5.50%, 6.57%, 01/11/2026(e)(f)	1,582,923	1,503,777
Pregis TopCo LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 4.18%, 07/31/2026	2,932,321	2,821,127
Reynolds Group Holdings, Inc., 1st Lien Incremental Term Loan, 1M LIBOR + 2.75%, 2.93%, 02/05/2023	1,230,194	1,172,252
Ring Container Technologies Group, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 2.93%, 10/31/2024	1,470,832	1,393,613
Tank Holding Corp., 1st Lien Refinancing Term Loan, 1M LIBOR + 3.50%, 3.68%, 03/26/2026	4,440,599	4,135,308
		17,769,130
Energy: Oil & Gas 3.0%
Birch Permian, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 8.00%, 9.50%, 04/12/2023(e)	6,981,049	5,445,218
Cheyenne Petroleum Co., LP, 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.50%, 01/10/2024(e)	7,244,000	5,650,320
Drilling Info Holdings, Inc., 2nd Lien Incremental Term Loan, 1M LIBOR + 8.25%, 8.43%, 07/30/2026(e)(f)	8,077,000	7,673,150
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.00%, 09/29/2022(e)	500,000	375,000

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Sundance Energy, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.00%, 8.31%, 04/23/2023(e)	$1,000,000	$740,000
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.00%, 09/27/2024	249,365	206,662
		20,090,350
Environmental Industries 1.3%
Core & Main, LP, Initial 1st Lien Term Loan, 6M LIBOR + 2.75%, 3.75%, 08/01/2024	4,045,603	3,844,577
GFL Environmental, Inc., 1st Lien Term Loan B, (Canada), 05/30/2025(i)	2,501,452	2,426,934
Restaurant Technologies, Inc., 1st Lien 1st Amendment Incremental Term Loan, 1M LIBOR + 6.25%, 7.25%, 10/01/2025(e)	250,000	250,000
Restaurant Technologies, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.43%, 10/01/2025	1,454,921	1,333,071
VLS Recovery Services, LLC, 1st Lien 2nd Amendment Term Loan, 1M LIBOR + 6.00%, 7.00%, 10/17/2023(e)(f)	729,471	729,471
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.00%, 7.00%, 10/17/2023(e)(f)	43,692	43,692
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan B, 1M LIBOR + 6.00%, 7.00%, 10/17/2023(e)	89,557	89,557
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan C, 10/17/2023(e)(h)	1,070,365	—
VLS Recovery Services, LLC, 1st Lien Revolver, 10/17/2023(e)(h)	1,000	—
VLS Recovery Services, LLC, 1st Lien Term Loan, 1M LIBOR + 6.00%, 7.00%, 10/17/2023(e)(f)	259,845	259,845
		8,977,147
Healthcare & Pharmaceuticals 19.1%
Air Medical Group Holdings, Inc., 1st Lien Term Loan, 6M LIBOR + 3.25%, 4.25%, 04/28/2022	3,491,049	3,350,988

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Athenahealth, Inc., 1st Lien Revolver, 02/12/2024(e)(h)	$232,108	$(6,963)
Athenahealth, Inc., 1st Lien Term Loan B, 3M LIBOR + 4.50%, 4.82%, 02/11/2026(e)(f)	228,801	221,937
Athenahealth, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 8.82%, 02/11/2027(e)(f)	2,187,621	2,143,868
Bausch Health Companies Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 3.19%, 06/02/2025	2,596,963	2,520,041
Bearcat Buyer, Inc., 1st Lien Incremental Term Loan, 3M LIBOR + 4.25%, 4.25%, 07/09/2026(e)(f)	828,497	820,212
Bearcat Buyer, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.25%, 4.56%, 07/09/2026(e)(h)	1,013,387	311,048
Bearcat Buyer, Inc., 1st Lien Revolver, 07/09/2024(e)(h)	580,465	(5,805)
Bearcat Buyer, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 4.56%, 07/09/2026(e)(f)	4,896,949	4,847,979
Bearcat Buyer, Inc., 2nd Lien Delayed Draw Term Loan, 3M LIBOR + 8.25%, 8.56%, 07/09/2027(e)(h)	580,465	178,493
Bearcat Buyer, Inc., 2nd Lien Incremental Term Loan, 3M LIBOR + 8.25%, 8.56%, 07/09/2027(e)	617,308	611,134
Bearcat Buyer, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.25%, 8.25%, 07/09/2027(e)(f)	2,249,302	2,226,809
Cambrex Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.00%, 12/04/2026(e)	3,482,500	3,412,850
CEP V I 5 UK, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), 02/18/2027(e)(h)(j)	6,346,154	—
CEP V I 5 UK, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M LIBOR + 7.00%, 8.71%, 02/18/2027(e)(f)(j)	26,653,846	26,653,846
Change Healthcare Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 2.50%, 3.50%, 03/01/2024	4,000,000	3,833,880

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 6.00%, 02/14/2024(e)(h)	$419,106	$315,165
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver, 3M LIBOR + 4.75%, 6.00%, 02/14/2024(e)(h)	1,000	855
Comprehensive EyeCare Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.00%, 02/14/2024(e)(f)	563,907	530,073
Convey Health Solutions, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 09/04/2026(e)(f)	3,127,797	3,065,241
Convey Health Solutions, Inc., 1st Lien Incremental Term Loan, 3M LIBOR + 9.00%, 10.35%, 09/04/2026(e)(f)	367,428	367,428
CPI Holdco, LLC, 1st Lien Revolver, 3M LIBOR + 4.00%, 5.18%, 11/04/2024(e)(h)	3,435,381	554,678
CVP Holdco, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.25%, 7.84%, 10/31/2025(e)(h)	2,725,227	643,126
CVP Holdco, Inc., 1st Lien Revolver, 3M LIBOR + 6.25%, 7.25%, 10/31/2024(e)(h)	326,487	302,001
CVP Holdco, Inc., 1st Lien Term Loan, 6M LIBOR + 5.75%, 7.34%, 10/31/2025(e)(f)	3,774,630	3,548,152
Da Vinci Purchaser Corp., Initial 1st Lien Term Loan, 6M LIBOR + 4.00%, 5.24%, 01/08/2027	2,000,000	1,942,500
Emerus Holdings, Inc., 1st Lien Term Loan, 14.00%, 02/28/2022(e)	18,696	18,696
Evolent Health, LLC, 1st Lien Delayed Draw Term Loan, 12/30/2024(e)(h)	3,518,192	(246,273)
Evolent Health, LLC, 1st Lien Term Loan, 3M LIBOR + 8.00%, 9.00%, 12/30/2024(e)	5,277,288	4,907,878
Floss Bidco, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 8.00%, 8.50%, 09/07/2026(e)(h)(i)	£1,195,339	277,217
Floss Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 8.00%, 8.50%, 09/07/2026(e)(f)	814,437	978,815

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Gentiva Health Services, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 3.44%, 07/02/2025	$2,182,611	$2,108,947
Hanger, Inc., 1st Lien Term Loan, 03/06/2025	3,000,000	2,855,010
Immucor, Inc., 1st Lien Term Loan B-3, 3M LIBOR + 5.00%, 6.00%, 06/15/2021	837,268	803,777
Jaguar Holding Co., 1st Lien Term Loan, 1M LIBOR + 2.50%, 3.50%, 08/18/2022(i)	2,998,691	2,958,389
JDC Healthcare Management, LLC, 1st Lien Term Loan, 1M LIBOR + 8.00%, 9.00%, 04/10/2023(e)(f)(g)(k)	107,742	81,884
Just Childcare, Ltd., Unitranche Facility 1st Lien Term Loan, (Great Britain), 6M GBP LIBOR + 7.00%, 7.75%, 10/16/2026(e)(f)(j)	£861,006	1,066,786
Just Childcare, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), 10/16/2026(e)(h)(j)	426,945	—
Kedleston Schools, Ltd., GBP Facility 1st Lien Term Loan B-2, (Great Britain), 3M GBP LIBOR + 8.00%, 9.00%, 05/30/2024(e)(f)(j)	1,000,000	1,238,999
LivaNova USA, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 6.50%, 7.50%, 06/30/2025(e)	$1,033,465	1,002,461
MB2 Dental Solutions, LLC, 1st Lien Revolver, 6M LIBOR + 4.75%, 5.82%, 09/29/2023(e)(h)	1,333	1,239
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 4.75%, 5.81%, 09/29/2023(e)(f)	523,263	486,634
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 4.75%, 5.81%, 09/29/2023(e)	57,387	53,370
National Mentor Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 4.43%, 03/09/2026	2,193,234	2,110,067
National Mentor Holdings, Inc., Initial 1st Lien Term Loan C, 1M LIBOR + 4.25%, 4.43%, 03/09/2026	99,860	96,074
Nelipak European Holdings Cooperatief U.A., EUR 1st Lien Revolver, (Netherlands), 6M EURIBOR + 4.50%, 4.50%, 07/02/2024(e)(h)	€581,751	245,362

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Nelipak European Holdings Cooperatief U.A., EUR 1st Lien Term Loan, (Netherlands), 6M EURIBOR + 4.50%, 4.50%, 07/02/2026(e)(f)	€818,283	$891,722
Nelipak Holding Co., 1st Lien Incremental Term Loan, 6M LIBOR + 4.25%, 5.25%, 07/02/2026(e)(f)	$302,460	290,362
Nelipak Holding Co., 1st Lien Revolver, 3M LIBOR + 4.25%, 5.25%, 07/02/2024(e)	604,780	580,589
Nelipak Holding Co., 1st Lien Term Loan, 6M LIBOR + 4.25%, 5.25%, 07/02/2026(e)(f)	2,711,840	2,603,367
Nuehealth Performance, LLC, 1st Lien Incremental Delayed Draw Term Loan, 1M LIBOR + 7.25%, 8.25%, 09/27/2023(e)(f)	289,821	281,127
Nuehealth Performance, LLC, 1st Lien Revolver, 09/27/2023(e)(h)	1,000	(30)
Nuehealth Performance, LLC, 1st Lien Term Loan, 1M LIBOR + 7.25%, 8.25%, 09/27/2023(e)(f)	2,177,348	2,112,028
Olympia Acquisition, Inc., 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.50%, 09/24/2026(e)(f)	2,527,321	2,400,955
Olympia Acquisition, Inc., 1st Lien Delayed Draw Term Loan, 09/24/2026(e)(h)	2,425,161	(121,258)
Olympia Acquisition, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 6.50%, 09/24/2024(e)(h)	640,539	565,809
OMH-HealthEdge Holdings, LLC, 1st Lien Revolver, 10/24/2024(e)(h)	1,000	(10)
OMH-HealthEdge Holdings, LLC, 1st Lien Term Loan, 6M LIBOR + 5.50%, 6.57%, 10/24/2025(e)(f)	1,427,195	1,412,923
Option Care Health, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.50%, 4.68%, 08/06/2026(i)	723,480	701,775
Ortho-Clinical Diagnostics, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 3.43%, 06/30/2025	3,592,401	3,352,177
PAKNK Netherlands Treasury B.V., EUR 1st Lien Incremental Term Loan, (Netherlands), 6M EURIBOR + 4.50%, 4.50%, 07/02/2026(e)(f)	€5,334,513	5,813,269

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
PetVet Care Centers, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.25%, 5.25%, 02/14/2025(e)(f)	$3,299,566	$3,233,575
Premise Health Holding Corp., 1st Lien Delayed Draw Term Loan, 07/10/2025(e)(h)	1,103	(44)
Premise Health Holding Corp., 1st Lien Revolver, 3M LIBOR + 3.25%, 3.64%, 07/10/2023(e)(h)	1,000	543
Premise Health Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.50%, 3.81%, 07/10/2025(e)(f)	13,654	13,108
Premise Health Holding Corp., 2nd Lien Term Loan, 3M LIBOR + 7.50%, 7.81%, 07/10/2026(e)(f)	2,000,000	1,940,000
ProVation Medical, Inc., 1st Lien Last Out Term Loan, 1M LIBOR + 7.00%, 7.19%, 03/08/2024(e)(f)	977,500	967,725
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.75%, 3.93%, 11/16/2025	2,865,657	2,679,017
RTI Surgical, Inc., 2nd Lien 2nd Amendment Incremental Delayed Draw Term Loan, 1M LIBOR + 13.50%, 15.00%, 04/27/2021(e)(g)(h)	915,319	867,581
RTI Surgical, Inc., 2nd Lien Term Loan, 1M LIBOR + 8.75%, 9.75%, 12/05/2023(e)(f)(g)	3,216,067	3,376,870
SCSG EA Acquisition Co., Inc., 1st Lien Revolver, 1M LIBOR + 4.00%, 5.00%, 09/01/2022(e)(h)	1,000	162
SCSG EA Acquisition Co., Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.50%, 4.93%, 09/01/2023(e)(f)	339,403	319,038
SiroMed Physician Services, Inc., 1st Lien Revolver, 3M LIBOR + 4.75%, 6.19%, 03/26/2024(e)	1,000	900
SiroMed Physician Services, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 03/26/2024(e)(f)	945,611	851,050
Sotera Health Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 12/11/2026	1,521,434	1,483,078

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Team Health Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 3.75%, 02/06/2024	$1,496,134	$1,145,291
Teligent, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 7.00%, 06/13/2024(e)(h)(k)	1,100	758
Teligent, Inc., 2nd Lien Delayed Draw Term Loan A, 3M LIBOR + 13.00%, 14.50%, 06/13/2024(e)(g)(k)	719,982	561,586
Teligent, Inc., 2nd Lien Term Loan, 3M LIBOR + 13.00%, 14.50%, 06/13/2024(e)(g)(k)	1,275,369	994,788
TerSera Therapeutics, LLC, 1st Lien Term Loan, 3M LIBOR + 5.60%, 7.05%, 03/30/2023(e)(f)	48,375	47,891
United Digestive MSO Parent, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.00%, 5.00%, 12/16/2024(e)(h)	1,022,727	282,954
United Digestive MSO Parent, LLC, 1st Lien Revolver, 3M LIBOR + 4.00%, 5.00%, 12/14/2023(e)	511,364	511,364
United Digestive MSO Parent, LLC, 1st Lien Term Loan, 3M LIBOR + 4.00%, 5.00%, 12/16/2024(e)(f)	1,443,920	1,443,920
WSHP FC Acquisition, LLC, 1st Lien 1st Amendment Delayed Draw Term Loan, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)	1,102,778	1,102,778
WSHP FC Acquisition, LLC, 1st Lien 1st Amendment Term Loan, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)(f)	875,556	875,556
WSHP FC Acquisition, LLC, 1st Lien 2nd Amendment Delayed Draw Term Loan, 03/30/2024(e)(h)	350,877	—
WSHP FC Acquisition, LLC, 1st Lien 2nd Amendment Term Loan, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)(f)	557,193	557,193
WSHP FC Acquisition, LLC, 1st Lien 3rd Amendment Incremental Term Loan, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)(f)	596,494	596,494
WSHP FC Acquisition, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)(f)	169,244	169,244
WSHP FC Acquisition, LLC, 1st Lien Revolver, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)(h)	88,719	28,390

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
WSHP FC Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.25%, 03/30/2024(e)(f)	$808,156	$808,156
		129,178,639
High Tech Industries 16.1%
Anaqua Parent Holdings, Inc., 1st Lien EUR Facility Term Note B, 6M EURIBOR + 5.50%, 5.50%, 04/10/2026(e)	€675,422	743,627
Anaqua Parent Holdings, Inc., 1st Lien Revolver, 6M LIBOR + 5.25%, 6.25%, 10/08/2025(e)(h)	$230,769	70,000
Anaqua Parent Holdings, Inc., Facility 1st Lien Term Loan B, 6M LIBOR + 5.25%, 6.48%, 04/08/2026(e)(f)	1,827,692	1,772,862
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 8.00%, 09/19/2025	1,000,000	995,000
Applied Systems, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 4.25%, 09/19/2024	1,940,954	1,883,386
Atlanta Bidco, Ltd., EUR Facility 1st Lien Term Loan A, (Great Britain), 6M EURIBOR + 7.00%, 7.75%, 08/23/2024(e)(f)(j)	€1,000,000	1,100,981
Cority Software Inc., 1st Lien Revolver, (Canada), 07/02/2025(e)(h)	$230,579	(4,612)
Cority Software Inc., 1st Lien Term Loan, (Canada), 3M LIBOR + 5.75%, 7.21%, 07/02/2026(e)(f)	1,759,074	1,723,892
Creation Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 5.75%, 6.75%, 08/15/2025(e)(f)	2,378,432	2,283,295
Creation Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.75%, 6.75%, 08/15/2025(e)	448,203	430,275
Creation Holdings, Inc., 1st Lien Revolver, 1M LIBOR + 5.75%, 6.75%, 08/15/2024(e)(h)	544,813	341,416
Cvent, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 3.93%, 11/29/2024	2,754,131	2,353,625
Datix Bidco, Ltd., 1st Lien Term Loan B-3, (Great Britain), 6M LIBOR + 4.50%, 5.36%, 04/28/2025(e)(f)	1,384,627	1,343,088

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Datix Bidco, Ltd., Additional Facility 1st Lien Term Loan, (Great Britain), 6M LIBOR + 4.50%, 5.36%, 04/28/2025(e)(f)	$466,003	$452,023
Datix Bidco, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), 6M LIBOR + 4.50%, 5.36%, 04/28/2025(e)(f)	1,000,000	970,000
Doxim, Inc., 1st Lien Last Out Delayed Draw Term Loan, 3M LIBOR + 6.00%, 7.00%, 02/28/2024(e)	327,399	320,851
Doxim, Inc., 1st Lien Last Out Term Loan, 3M LIBOR + 6.00%, 7.00%, 02/28/2024(e)(f)	714,286	700,000
DRB Holdings, LLC, 1st Lien Revolver, 10/06/2023(e)(h)	1,000	—
DRB Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.75%, 6.75%, 10/06/2023(e)(f)	486,525	486,525
Elemica Parent, Inc., 1st Lien Delayed Draw Term Loan, 09/18/2025(e)(h)	561,538	(39,308)
Elemica Parent, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 5.78%, 09/18/2025(e)(h)	478,712	317,147
Elemica Parent, Inc., 1st Lien Term Loan, 3M LIBOR + 5.50%, 5.81%, 09/18/2025(e)	2,879,520	2,677,953
eResearch Technology, Inc., 2nd Lien Delayed Draw Term Loan, 02/04/2028(e)(h)	1,343,232	(40,297)
eResearch Technology, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 8.00%, 8.50%, 02/04/2028(e)(f)	5,305,768	5,146,595
Frontline Technologies Intermediate Holdings, LLC (fka Project Dublin Intermediate Target, LLC), 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.75%, 6.75%, 09/18/2023(e)	56,721	56,154
Frontline Technologies Intermediate Holdings, LLC (fka Project Dublin Intermediate Target, LLC), 1st Lien Term Loan, 3M LIBOR + 5.75%, 6.75%, 09/18/2023(e)(f)	461,098	456,487
GlobalFoundries, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.06%, 06/05/2026(e)	1,989,950	1,910,352
GraphPAD Software, LLC, 1st Lien Revolver, 12/21/2023(e)(h)	1,000	—

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
GraphPAD Software, LLC, 1st Lien Term Loan, 12M LIBOR + 6.00%, 7.00%, 12/21/2023(e)(f)	$1,590,867	$1,590,867
Greeneden U.S. Holdings I, LLC, 1st Lien Term Loan B, 1M LIBOR + 3.25%, 3.43%, 12/01/2023	780,339	749,547
Huskies Parent, Inc., 1st Lien Closing Date Term Loan, 1M LIBOR + 4.00%, 4.18%, 07/31/2026(e)	2,728,888	2,660,666
Idera, Inc., Initial 1st Lien Term Loan, 6M LIBOR + 4.00%, 5.08%, 06/28/2024	2,578,483	2,475,344
Infoblox, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 4.68%, 11/07/2023(i)	2,354,269	2,309,138
Informatica, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.43%, 02/25/2027	969,480	925,854
Informatica, LLC, Initial 2nd Lien Term Loan, 7.13%, 02/25/2025	1,411,898	1,410,133
Invoice Cloud, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 3.25%, 7.50%, 02/11/2024(e)(g)(h)	1,197,849	1,070,189
Invoice Cloud, Inc., 1st Lien Revolver, 02/11/2024(e)(h)	255,319	—
Invoice Cloud, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 7.50%, 02/11/2024(e)(g)	2,660,281	2,660,281
IQS, Inc., 1st Lien Incremental Term Loan, 2019, 3M LIBOR + 5.75%, 7.21%, 07/02/2026(e)(f)	547,267	536,322
IQS, Inc., 1st Lien Incremental Term Loan, 2020, 3M LIBOR + 5.75%, 7.21%, 07/02/2026(e)(f)	1,107,565	1,085,414
Ishtar Bidco Norway AS, Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 7.25%, 8.00%, 11/26/2025(e)(f)(j)	£1,000,000	1,238,999
MA FinanceCo., LLC, Tranche 1st Lien Term Loan B-4, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	$2,015,000	1,961,260
MH Sub I, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 09/13/2024	410,000	394,625
MH Sub I, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 3.50%, 4.32%, 09/13/2024	4,544,648	4,365,452

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Micromeritics Instrument Corp., 1st Lien Revolver, 6M LIBOR + 5.00%, 6.07%, 12/18/2025(e)(h)	$331,039	$300,141
Micromeritics Instrument Corp., 1st Lien Term Loan, 3M LIBOR + 5.00%, 6.07%, 12/18/2025(e)(f)	2,625,869	2,468,316
Mitchell International, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.43%, 11/29/2024	2,570,914	2,392,570
MRI Software, LLC, 1st Lien Delayed Draw Term Loan, 02/10/2026(e)(h)	473,329	(14,200)
MRI Software, LLC, 1st Lien Revolver, 02/10/2026(e)(h)	507,673	(15,231)
MRI Software, LLC, Tranche 1st Lien Term Loan B, 3M LIBOR + 5.50%, 6.57%, 02/10/2026(e)(f)	5,523,162	5,357,467
MRI Software, LLC, Tranche 1st Lien Term Loan B, 3M LIBOR + 5.50%, 6.57%, 02/10/2026(e)	788,437	764,784
Oakley Ekomid, Ltd., CAR Facility 1st Lien Term Loan, (Great Britain), 06/23/2025(e)(h)(j)	€750,000	—
Oakley Ekomid, Ltd., Unitranche Facility 1st Lien Term Loan, (Great Britain), 6M EURIBOR + 6.25%, 6.50%, 06/23/2025(e)(j)	750,000	842,588
PDI TA Holdings, Inc., 1st Lien Revolver, 3M LIBOR + 4.50%, 5.51%, 10/24/2024(e)(h)	$205,023	147,616
PDI TA Holdings, Inc., 2nd Lien Term Loan, 12M LIBOR + 8.50%, 9.52%, 10/24/2025(e)	1,106,612	1,062,348
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, 12M LIBOR + 4.50%, 5.51%, 10/24/2024(e)(f)	2,401,685	2,329,634
Perforce Software, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 3.93%, 07/01/2026	1,459,800	1,400,678
Project Boost Purchaser, LLC, 1st Lien Term Loan, 1M LIBOR + 3.50%, 3.68%, 06/01/2026	2,518,128	2,382,778
QF Holdings, Inc., 1st Lien Delayed Draw Term Loan, 09/19/2024(e)(h)	262,533	(5,251)
QF Holdings, Inc., 1st Lien Revolver, 1M LIBOR + 7.00%, 8.00%, 09/19/2024(e)(h)	1,000	113
QF Holdings, Inc., 1st Lien Term Loan, 6M LIBOR + 7.00%, 8.00%, 09/19/2024(e)	1,312,663	1,286,409

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Raptor Technologies, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 7.00%, 12/17/2024(e)(h)	$1,027,519	$573,028
Raptor Technologies, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 7.00%, 12/17/2023(e)	1,000	920
Raptor Technologies, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 7.00%, 12/17/2024(e)(f)	1,925,630	1,771,579
Sophia, LP, 1st Lien Term Loan B, 3M LIBOR + 3.25%, 4.25%, 09/30/2022	3,216,028	3,135,627
SpareFoot, LLC, 1st Lien Bader Incremental Term Loan, 6M LIBOR + 5.00%, 6.07%, 04/13/2024(e)(f)	97,150	97,150
SpareFoot, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 5.00%, 6.00%, 04/13/2024(e)(j)	252,795	250,267
SpareFoot, LLC, 1st Lien Incremental Term Loan, 6M LIBOR + 5.00%, 6.07%, 04/13/2024(e)	74,113	74,113
SpareFoot, LLC, 1st Lien Incremental Term Loan, 6M LIBOR + 5.00%, 6.07%, 04/13/2024(e)(f)	133,205	133,205
SpareFoot, LLC, 1st Lien Revolver, 6M LIBOR + 5.00%, 6.07%, 04/13/2023(e)(h)	1,000	829
SpareFoot, LLC, 1st Lien SBOA Incremental Term Loan, 6M LIBOR + 5.00%, 6.07%, 04/13/2024(e)(f)	100,620	100,620
SpareFoot, LLC, 1st Lien StorSmart Incremental Term Loan, 6M LIBOR + 5.00%, 6.07%, 04/13/2024(e)(f)	193,811	193,811
SpareFoot, LLC, 2nd Lien Bader Incremental Term Loan, 6M LIBOR + 9.25%, 10.45%, 04/13/2025(e)(f)	59,527	59,527
SpareFoot, LLC, 2nd Lien Incremental Term Loan, 3M LIBOR + 9.25%, 10.25%, 04/13/2025(e)(j)	53,383	52,849
SpareFoot, LLC, 2nd Lien Incremental Term Loan, 6M LIBOR + 9.25%, 10.32%, 04/13/2025(e)(f)	195,750	195,750

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
SpareFoot, LLC, 2nd Lien StorSmart Incremental Term Loan, 6M LIBOR + 9.25%, 10.45%, 04/13/2025(e)(f)		$119,054	$119,054
SpareFoot, LLC, 2nd Lien Term Loan, 6M LIBOR + 9.25%, 10.32%, 04/13/2025(e)(f)		285,429	285,429
SpareFoot, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 5.00%, 6.07%, 04/13/2024(e)(f)		699,300	699,300
Surf Holdings, LLC, 2nd Lien Term Loan, 3M LIBOR + 8.00%, 9.00%, 03/06/2028(e)(f)		6,649,000	6,449,530
TGG TS Acquisition Co., 1st Lien Term Loan B, 1M LIBOR + 6.50%, 6.68%, 12/14/2025		197,156	184,834
TIBCO Software, Inc., 1st Lien Term Loan B-3, 1M LIBOR + 3.75%, 3.93%, 06/30/2026		4,325,668	4,076,943
TimeClock Plus, LLC, 1st Lien Delayed Draw Term Loan, 08/28/2026(e)(h)		495,170	—
TimeClock Plus, LLC, 1st Lien Revolver, 1M LIBOR + 5.25%, 6.25%, 08/29/2025(e)(h)		458,311	114,578
TimeClock Plus, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 08/28/2026(e)(f)		2,358,988	2,358,988
Ultimate Software Group, Inc. (The), 1st Lien Revolver, 1M LIBOR + 3.50%, 3.68%, 05/03/2024(e)(h)		1,000	891
Ultimate Software Group, Inc. (The), 2nd Lien Term Loan, 1M LIBOR + 8.00%, 8.18%, 05/03/2027(e)(f)		3,000,000	3,000,000
Visolit Finco A/S, 1st Lien Committed Accordion Term Loan, (Norway), 07/02/2026(e)(h)	NOK	11,180,680	(34,811)
Visolit Finco A/S, NOK Facility 1st Lien Term Loan B-1, (Norway), 6M NIBOR + 6.00%, 7.00%, 07/02/2026(e)		33,881,316	3,410,812
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 7.00%, 8.50%, 08/31/2022(e)(f)(g)		$1,967,713	1,908,682
Visual Edge Technology, Inc., 1st Lien Term Loan, 3M LIBOR + 7.00%, 8.50%, 08/31/2022(e)(f)(g)		160,380	155,569
WebPT, Inc., 1st Lien Delayed Draw Term Loan, 08/28/2024(e)(h)		255,205	(7,656)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
WebPT, Inc., 1st Lien Revolver, 3M LIBOR + 6.75%, 7.75%, 08/28/2024(e)	$216,015	$209,535
WebPT, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 6.75%, 7.75%, 08/28/2024(e)	2,041,641	1,980,392
Wildcat BuyerCo, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.50%, 6.50%, 02/27/2026(e)(h)	1,079,810	348,841
Wildcat BuyerCo, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 6.89%, 02/27/2026(e)(h)	255,015	71,404
Wildcat BuyerCo, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.50%, 02/27/2026(e)(f)	2,058,174	1,975,847
		108,533,605
Hotel, Gaming & Leisure 3.4%
Aimbridge Acquisition Co., Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 7.50%, 8.93%, 02/01/2027(e)(f)	4,788,079	4,261,391
Caesars Resort Collection, LLC, 1st Lien Term Loan, 06/19/2025(i)	2,132,299	2,000,374
Canopy Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 7.25%, 7.75%, 12/18/2024(e)(f)(g)	£504,363	587,411
Canopy Bidco, Ltd., Senior Capex Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.25%, 7.75%, 12/18/2024(e)(f)(h)	501,126	124,028
CEOC, LLC, 1st Lien Term Loan B, 10/07/2024(i)(l)	$1,723,871	1,714,717
Concert Golf Partners Holdco, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 5.50%, 08/20/2025(e)(h)	573,424	125,884
Concert Golf Partners Holdco, LLC, 1st Lien Revolver, 3M LIBOR + 4.50%, 5.50%, 08/20/2025(e)(h)	764,512	183,483
Concert Golf Partners Holdco, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 08/20/2025(e)(f)	3,416,875	3,314,368
Equinox Holdings, Inc., 1st Lien Term Loan B-1, 6M LIBOR + 3.00%, 4.07%, 03/08/2024	2,612,920	2,004,005

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Equinox Holdings, Inc., 1st Lien Term Loan B-2, 3M LIBOR + 9.00%, 10.00%, 03/08/2024(e)	$1,500,000	$1,477,500
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 6M LIBOR + 7.00%, 8.07%, 09/06/2024(i)	5,736,111	3,830,633
EuroParcs (Top) Holding B.V., Acquisition Facility 1st Lien Term Loan B, (Netherlands), 07/03/2026(e)(h)(i)(j)	€2,013,195	—
EuroParcs (Top) Holding B.V., Acquisition Facility 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 6.50%, 6.50%, 07/03/2026(e)(j)	312,500	351,078
EuroParcs (Top) Holding B.V., Facility 1st Lien Term Loan B, (Netherlands), 3M EURIBOR + 6.50%, 6.50%, 07/03/2026(e)(j)	2,187,500	2,457,548
EuroParcs (Top) Holding B.V., Incremental Facility 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 7.00%, 7.00%, 07/03/2026(e)(h)(j)	816,993	283,617
		22,716,037
Media: Advertising, Printing & Publishing 0.4%
Merrill Communications, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 5.00%, 6.20%, 10/05/2026(e)	$1,488,759	1,451,540
Terrier Media Buyer, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.25%, 4.43%, 12/17/2026	1,666,881	1,586,321
		3,037,861
Media: Broadcasting & Subscription 1.1%
Commify, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M EURIBOR + 7.50%, 7.75%, 09/14/2026(e)(f)(j)	€2,739,130	3,077,277
Commify, Ltd., 1st Lien Acquisition Term Loan, (Great Britain), 09/14/2026(e)(h)(j)	760,870	—
Diamond Sports Group, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.43%, 08/24/2026	$786,611	638,138
Nexstar Broadcasting, Inc., 1st Lien Term Loan B-4, 1M LIBOR + 2.75%, 2.92%, 09/18/2026	1,369,833	1,300,122

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Production Resource Group, LLC, 1st Lien Term Loan, PRIME + 6.00%, 9.25%, 08/21/2024(e)(f)(k)	$2,000,000	$1,000,000
Sinclair Television Group, Inc., Tranche 1st Lien Term Loan B-2, 1M LIBOR + 2.50%, 2.69%, 09/30/2026	1,218,290	1,157,375
Virgin Media Bristol, LLC, Facility 1st Lien Term Loan, 1M LIBOR + 2.50%, 2.69%, 01/31/2028	463,604	441,699
		7,614,611
Media: Diversified & Production 0.7%
Cast & Crew Payroll, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 3.93%, 02/09/2026(i)	2,990,693	2,719,676
Formula One Management, Ltd., Facility 1st Lien Term Loan B-3, (Great Britain), 02/01/2024	2,000,000	1,898,760
		4,618,436
Metals & Mining 0.1%
Sigma Electric Manufacturing Corp., Tranche 1st Lien 3rd Amendment Term Loan A-2, 6M LIBOR + 4.75%, 5.83%, 10/31/2023(e)(f)	132,297	127,006
Sigma Electric Manufacturing Corp., 1st Lien Revolver, 3M LIBOR + 4.75%, 5.75%, 10/31/2022(e)(h)	1,333	1,058
Sigma Electric Manufacturing Corp., 1st Lien Term Loan A-2, 6M LIBOR + 4.75%, 5.83%, 10/31/2023(e)(f)	356,973	342,694
Sunk Rock Foundry Partners, LP, 1st Lien Term Loan A-1, 6M LIBOR + 4.75%, 5.83%, 10/31/2023(e)(f)	226,608	217,544
		688,302
Retail 0.8%
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan 4, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)	42,432	39,037
FWR Holding Corp., 1st Lien 2nd Amendment Delayed Draw Term Loan, 08/21/2023(e)(h)	4,280	(343)

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
FWR Holding Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)	$31,904	$29,352
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan 1, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)(f)	380	350
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan 2, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)	605	557
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan 3, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)	31,744	29,204
FWR Holding Corp., Initial 1st Lien Revolver, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)(h)	1,000	445
FWR Holding Corp., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.50%, 08/21/2023(e)(f)	339,080	311,953
FWR Holding Corporation, 1st Lien 2nd Amendment Term Loan, 6M LIBOR + 5.50%, 6.50%, 08/21/2023(e)	112,273	103,291
Mister Car Wash Holdings, Inc., Initial 1st Lien Term Loan, 6M LIBOR + 3.25%, 4.38%, 05/14/2026	4,399,680	3,946,645
PetSmart, Inc., Tranche 1st Lien Term Loan B-2, 03/11/2022(i)	1,045,296	1,029,972
		5,490,463
Services: Business 8.7%
Alpha Luxco 2 Sarl, Facility 1st Lien Term Loan B, (Luxembourg), 6M EURIBOR + 5.94%, 6.44%, 01/09/2025(e)(f)(j)	€1,000,000	1,123,450
AMCP Clean Intermediate, LLC, 1st Lien 2nd Incremental Term Loan, 3M LIBOR + 5.50%, 6.50%, 10/01/2024(e)(f)	$180,166	176,563
AMCP Clean Intermediate, LLC, 1st Lien 3rd Incremental Term Loan, 3M LIBOR + 5.50%, 6.61%, 10/01/2024(e)(f)	135,049	132,348
AMCP Clean Intermediate, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 5.50%, 6.57%, 10/01/2024(e)	448,817	439,840

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
AMCP Clean Intermediate, LLC, 1st Lien Revolver, 3M LIBOR + 5.50%, 6.50%, 10/01/2024(e)(h)		$1,100	$559
AMCP Clean Intermediate, LLC, 1st Lien Term Loan, 6M LIBOR + 5.50%, 6.57%, 10/01/2024(e)(f)		1,964,179	1,924,895
Aramark Services, Inc., 1st Lien Term Loan B-4, 1M LIBOR + 1.75%, 1.93%, 01/15/2027		249,375	234,258
AVSC Holding Corp., 1st Lien Incremental Term Loan, 6M LIBOR + 4.50%, 5.50%, 10/15/2026(e)		2,036,134	1,425,294
AVSC Holding Corp., 1st Lien Term Loan, 6M LIBOR + 3.25%, 4.25%, 03/03/2025		124,364	88,920
Capnor Connery Bidco A/S, EUR Facility 1st Lien Term Loan B, (Denmark), 1M EURIBOR + 7.38%, 7.38%, 04/30/2026(e)(f)(j)		€2,954,439	3,319,165
Capnor Connery Bidco A/S, Facility 1st Lien Term Loan B, (Denmark), 1M CIBOR + 7.38%, 7.38%, 04/30/2026(e)(f)(j)	DKK	12,809,677	1,931,102
Capnor Connery Bidco A/S, Facility 1st Lien Term Loan D, (Denmark), 1M EURIBOR + 7.38%, 7.38%, 04/30/2026(e)(f)(h)(j)		45,967,742	611,017
Capnor Connery Bidco A/S, NOK Facility 1st Lien Term Loan B, (Denmark), 1M NIBOR + 7.38%, 7.59%, 04/30/2026(e)(f)(j)	NOK	2,551,246	264,776
Capnor Connery Bidco A/S, SEK Facility 1st Lien Term Loan B, (Denmark), 1M STIBOR + 7.38%, 7.38%, 04/30/2026(e)(f)(j)	SEK	4,209,615	451,925
Conscia Nederland B.V., Facility 1st Lien Term Loan B, (Denmark), 1M CIBOR + 7.38%, 7.38%, 04/30/2026(e)(f)(j)	DKK	9,254,839	1,395,198
Dun & Bradstreet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 4.18%, 02/06/2026		$4,818,273	4,685,771
IQVIA, Inc., 1st Lien Term Loan B-2, 01/17/2025(i)		355	343
IRI Holdings, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 8.00%, 8.36%, 11/30/2026(e)(f)		1,471,850	1,412,976
IRI Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 4.61%, 12/01/2025(e)(f)		1,505,228	1,445,019

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
IRI Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 4.61%, 12/01/2025(e)	$154,872	$148,677
Kellermeyer Bergensons Services, LLC, 1st Lien Delayed Draw Term Loan, 11/07/2026(e)(h)	540,079	(16,203)
Kellermeyer Bergensons Services, LLC, 1st Lien Delayed Draw Term Loan, 6M LIBOR + 6.50%, 7.73%, 11/07/2026(e)	394,077	382,255
Kellermeyer Bergensons Services, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 6.50%, 7.50%, 11/07/2026(e)(f)	1,791,261	1,737,523
Lavatio Midco SARL, Acquisition Facility 1st Lien Term Loan, (Luxembourg), 6M EURIBOR + 7.00%, 7.25%, 11/30/2026(e)(h)	€973,913	624,443
Lavatio Midco SARL, Facility 1st Lien Term Loan B, (Luxembourg), 6M EURIBOR + 7.00%, 7.25%, 11/30/2026(e)(f)	782,609	835,261
Lineage Logistics, LLC, 1st Lien Term Loan, 1M LIBOR + 3.00%, 4.00%, 02/27/2025	$4,126,954	3,989,403
MPLC Debtco, Ltd., GBP Tranche Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 7.25%, 7.98%, 01/07/2027(e)(f)(j)	£1,051,604	1,302,936
MPLC Debtco, Ltd., Tranche Facility 1st Lien Term Loan B, (Great Britain), 6M LIBOR + 7.25%, 8.75%, 01/07/2027(e)(f)(j)	$2,100,000	2,100,000
P27 Bidco, Ltd., Capex Facility 1st Lien Term Loan, (Great Britain), 6M GBP LIBOR + 6.75%, 7.50%, 07/31/2026(e)(h)	£325,380	60,471
P27 Bidco, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), 6M GBP LIBOR + 6.75%, 7.57%, 07/31/2026(e)	1,705,510	2,007,469
P27 Bidco, Ltd., Facility 1st Lien Term Loan B-2, (Great Britain), 6M LIBOR + 6.75%, 8.53%, 07/31/2026(e)	$609,527	579,051
Packers Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 4.00%, 12/04/2024	2,340,082	2,235,948
Petroleum Service Group, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.25%, 6.25%, 07/23/2025(e)(h)	1,313,959	55,595

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Petroleum Service Group, LLC, 1st Lien Revolver, 07/23/2025(e)(h)	$2,105,660	$(84,226)
Petroleum Service Group, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.29%, 07/23/2025(e)(f)	5,753,701	5,523,553
Project Accelerate Parent, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.29%, 01/02/2025	3,739,860	3,160,181
Project Farm Bidco 2016, Ltd., Acquisition Capex Facility 1st Lien Term Loan, (Great Britain), 6M LIBOR + 6.25%, 7.32%, 06/26/2026(e)(j)	93,750	93,750
Project Farm Bidco 2016, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M LIBOR + 6.25%, 7.32%, 06/26/2026(e)(j)	1,406,250	1,406,250
Puerto Rico Waste Investment, LLC, 1st Lien Term Loan, (Puerto Rico), 1M LIBOR + 7.00%, 8.50%, 09/20/2024(e)(f)	1,660,770	1,627,554
Puerto Rico Waste Investment, LLC, 1st Lien Revolver, (Puerto Rico), 09/20/2024(e)(h)	157,737	(3,154)
Revint Intermediate II, LLC (fka Implementation Management Assistance, LLC), 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/13/2023(e)(f)	2,065,247	2,044,594
Revint Intermediate II, LLC (fka Implementation Management Assistance, LLC), 1st Lien Incremental Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/13/2023(e)(f)	1,243,510	1,231,075
Revint Intermediate II, LLC (fka Implementation Management Assistance, LLC), 1st Lien Revolver, 3M LIBOR + 4.75%, 5.75%, 12/13/2023(e)(h)	1,000	386
Revint Intermediate II, LLC (fka Implementation Management Assistance, LLC), 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/13/2023(e)(f)	389,610	385,714
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), 10/27/2025(e)(f)(h)(i)	£500,000	—
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.00%, 7.50%, 10/27/2025(e)(f)(g)(h)(j)	508,959	597,885

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
RSK Group, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 7.00%, 7.50%, 10/27/2025(e)(f)(g)(j)		£516,153	$639,513
Saldon Holdings, Inc., 1st Lien 1st Amendment Term Loan, 1M LIBOR + 5.65%, 6.65%, 03/13/2025(e)(f)		$579,339	561,959
Saldon Holdings, Inc., 1st Lien Revolver, 1M LIBOR + 5.65%, 6.65%, 03/13/2024(e)		380,952	369,524
Saldon Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 5.65%, 6.65%, 03/13/2025(e)(f)		3,582,857	3,475,372
SSE Buyer, Inc., 1st Lien Delayed Draw Term Loan, 06/30/2026(e)(h)(i)(j)		189,399	(5,682)
SSE Buyer, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 6.50%, 06/30/2025(e)(h)(i)(j)		1,000	699
SSE Buyer, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 9.22%, 10.22%, 06/30/2026(e)(f)(i)(j)		643,977	624,658
			58,755,853
Services: Consumer 1.6%
Centric Brands, Inc., 1st Lien Revolver, PRIME + 5.50%, 8.75%, 05/18/2021(e)(h)		268,883	133,830
Centric Brands, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 9.50%, 10/30/2023(e)(f)		1,959,498	1,645,978
Goldcup 16786 AB, Unitranche Facility 1st Lien Term Loan, (Sweden), 6M STIBOR + 7.25%, 7.75%, 06/02/2025(e)(f)(j)	SEK	10,000,000	1,009,141
Learning Care Group (US) No. 2 Inc., 1st Lien Term Loan B, 6M LIBOR + 3.25%, 4.25%, 03/13/2025		$773,187	676,778
LegalZoom.com, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 4.68%, 11/21/2024(e)		452,077	440,775
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.00%, 6.00%, 10/31/2024(e)		663,620	630,439
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Revolver, 1M LIBOR + 5.00%, 6.00%, 10/31/2024(e)(h)		333,333	196,667

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.00%, 10/31/2024(e)(f)	$1,970,000	$1,871,500
Spectra Finance, LLC, Initial 1st Lien Revolver, 1M LIBOR + 4.00%, 5.00%, 04/03/2023(e)(h)	1,000	872
Spectra Finance, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.70%, 04/02/2024(e)(f)	979,020	881,118
Sunshine Sub, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 5.75%, 05/27/2024(e)	413,078	371,770
Sunshine Sub, LLC, 1st Lien Revolver, 3M LIBOR + 4.75%, 5.75%, 05/27/2024(e)(h)	144,269	—
Sunshine Sub, LLC, 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 05/27/2024(e)(f)	703,240	632,916
United PF Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.00%, 4.31%, 12/30/2026	2,764,513	2,437,388
		10,929,172
Telecommunications 1.2%
CB-SDG, Ltd., GBP Acquisition Facility 1st Lien Term Loan, (Great Britain), 04/03/2026(e)(f)(h)	£317,460	(39,333)
CB-SDG, Ltd., GBP Facility 1st Lien Term Loan B-1, (Great Britain), 3M GBP LIBOR + 7.13%, 7.88%, 04/03/2026(e)(f)(g)	2,367,238	2,639,705
CB-SDG, Ltd., GBP Facility 1st Lien Term Loan B-2, (Great Britain), 3M GBP LIBOR + 7.13%, 7.88%, 04/03/2026(e)(f)(g)	372,920	415,843
Glide Holdings, Ltd. (fka Cablecom Networking Holdings, Ltd.), 1st Lien Capex Facility Term Loan, (Great Britain), 1M GBP LIBOR + 7.50%, 8.00%, 12/14/2023(e)(f)(j)	438,596	543,420
Glide Holdings, Ltd. (fka Cablecom Networking Holdings, Ltd.), Accordian Facility 1st Lien Term Loan, (Great Britain), 1M GBP LIBOR + 7.50%, 8.00%, 12/14/2023(e)(j)	146,406	181,397

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Glide Holdings, Ltd. (fka Cablecom Networking Holdings, Ltd.), Facility 1st Lien Term Loan A-2, (Great Britain), 6M GBP LIBOR + 5.50%, 6.23%, 12/14/2023(e)(f)(j)	£561,404	$695,579
Iridium Satellite, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.75%, 11/04/2026	$1,711,984	1,676,033
Zayo Group Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 3.18%, 03/09/2027	2,322,610	2,199,326
		8,311,970
Transportation: Cargo 0.3%
Neovia Logistics, LP, Initial 1st Lien Term Loan, 3M LIBOR + 6.50%, 7.82%, 05/08/2024(e)	689,000	661,298
Neovia Logistics, LP, Initial 2nd Lien Term Loan, 3M LIBOR + 10.25%, 11.39%, 11/08/2024(e)(g)(j)	1,243,436	1,198,308
		1,859,606
Transportation: Consumer 0.2%
APG Intermediate Holdings Corp., 1st Lien Delayed Draw Term Loan, 6M LIBOR + 5.25%, 6.75%, 01/03/2025(e)(h)	804,480	44,247
APG Intermediate Holdings Corp., 1st Lien Revolver, 6M LIBOR + 5.25%, 6.75%, 01/03/2025(e)(h)	1,000	266
APG Intermediate Holdings Corp., Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.75%, 01/03/2025(e)	1,012,579	992,327
		1,036,840
Utilities: Electric 0.8%
Brookfield WEC Holdings, Inc., Refinancing Facility 1st Lien Term Loan, 1M LIBOR + 3.00%, 3.75%, 08/01/2025	5,382,552	5,186,304
Utilities: Water 0.3%
Storm U.S. Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 05/05/2023(e)(f)	45,555	45,555
TWH Infrastructure Industries, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 5.81%, 04/09/2025(e)	463,581	445,037

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
TWH Infrastructure Industries, Inc., 1st Lien Term Loan, 3M LIBOR + 5.50%, 5.81%, 04/09/2025(e)(f)	$1,358,763	$1,304,413
		1,795,005
Wholesale 0.6%
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.00%, 07/08/2025(e)(f)	4,288,851	4,288,851
Total Senior Loans (Cost: $627,499,602)		609,116,499

Subordinated Loans 1.4%(b)(c)(d)(e)(j)

Banking, Finance, Insurance & Real Estate 1.2%
AffiniPay Intermediate Holdings, LLC, 1st Lien Term Loan, 12.75%, 02/28/2028	2,529,386	2,428,211
Ardonagh Midco 2, PLC, (Great Britain), 11.50%, 01/15/2027(h)(i)	64,410	(162)
eCapital Finance Corp., Subordinated Delayed Draw Term Loan, (Canada), 1M LIBOR + 8.50%, 10.00%, 01/31/2025(h)	3,379,572	2,933,469
eCapital Finance Corp., Subordinated Term Loan, (Canada), 1M LIBOR + 8.50%, 10.00%, 01/31/2025	2,872,637	2,843,910
Preservation Capital I LLP, Second Lien Term Loan, 6M GBP LIBOR + 11.00%, 11.80%, 02/23/2026	£163,246	202,262
		8,407,690
Healthcare & Pharmaceuticals 0.2%
Air Medical Group Holdings, Inc., Initial Unsecured Term Loan, 6M LIBOR + 7.88%, 8.88%, 03/13/2026(f)	$1,000,000	1,000,000
High Tech Industries 0.0%
Visual Edge Technology, Inc., 1st Lien Term Loan, 15.00%, 09/03/2024(g)	183,546	176,204
Total Subordinated Loans (Cost: $9,577,774)		9,583,894

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Corporate Bonds 8.9%

	Principal Amount	Value(a)
Automotive 0.2%
Dana, Inc., 5.38%, 11/15/2027	$580,000	$578,904
Dana, Inc., 5.63%, 06/15/2028	435,000	431,824
Ford Motor Co., 8.50%, 04/21/2023	125,000	132,188
		1,142,916
Banking, Finance, Insurance & Real Estate 1.4%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026(d)	250,000	211,250
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., (Canada), 4.88%, 02/15/2030(d)	125,000	104,450
Dolya Holdco 18 DAC, (Ireland), 5.00%, 07/15/2028(d)	3,000,000	2,961,600
Ford Motor Credit Co, LLC, 5.13%, 06/16/2025	640,000	640,256
HUB International, Ltd., 7.00%, 05/01/2026(d)	2,000,000	1,995,800
Springleaf Finance Corp., 6.63%, 01/15/2028	1,857,000	1,838,430
Summit Materials, LLC, 5.13%, 06/01/2025(d)	2,000,000	1,975,000
		9,726,786
Beverage, Food & Tobacco 0.9%
Cott Holdings, Inc., 5.50%, 04/01/2025(d)	1,084,000	1,089,518
Del Monte Foods, Inc., 11.88%, 05/15/2025(d)	1,000,000	1,010,000
IRB Holding Corp., 6.75%, 02/15/2026(d)	1,487,000	1,420,085
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Cayman Islands), 5.50%, 01/15/2030(d)	2,995,000	3,069,875
Performance Food Group, Inc., 5.50%, 10/15/2027(d)	(250,000)	(241,250)
		6,348,228
Chemicals, Plastics & Rubber 0.5%
Kraton Polymers, LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/2025(d)	14,000	14,070

Corporate Bonds (continued)

	Principal Amount	Value(a)
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(d)	$3,541,000	$3,629,525
		3,643,595
Construction & Building 0.6%
Hillman Group, Inc., 6.38%, 07/15/2022(d)	3,459,000	3,192,553
PowerTeam Services, LLC, 9.03%, 12/04/2025(d)	295,000	300,900
Tutor Perini Corp., 6.88%, 05/01/2025(d)	344,000	327,660
		3,821,113
Consumer Goods: Durable 0.2%
CommScope, Inc., 8.25%, 03/01/2027(d)	(250,000)	(256,925)
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023(d)	1,750,000	1,666,875
		1,409,950
Energy: Electricity 0.2%
Enviva Partners, LP, 6.50%, 01/15/2026(d)(m)	1,070,000	1,112,800
Energy: Oil & Gas 0.3%
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	2,281,000	1,887,527
Extraction Oil & Gas, Inc., 7.38%, 05/15/2024(d)(k)	250,000	48,125
Great Western Petroleum, LLC / Great Western Finance Corp., 9.00%, 09/30/2021(d)	490,000	294,000
Vine Oil & Gas, LP, 9.75%, 04/15/2023(d)	232,000	140,360
		2,370,012
Healthcare & Pharmaceuticals 0.6%
Immucor, Inc., 11.13%, 02/15/2022(d)	4,537,000	4,049,272
High Tech Industries 0.6%
Go Daddy Operating Co, LLC / GD Finance Co., Inc., 5.25%, 12/01/2027(d)	2,000,000	2,035,000
Science Applications International Corp., 4.88%, 04/01/2028(d)	1,800,000	1,789,308

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Uber Technologies, Inc., 8.00%, 11/01/2026(d)	$125,000	$127,187
		3,951,495
Hotel, Gaming & Leisure 0.1%
Colt Merger Sub, Inc., 8.13%, 07/01/2027(d)(m)	962,000	929,533
Media: Broadcasting & Subscription 0.8%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(d)	144,000	133,020
Diamond Sports Group, LLC / Diamond Sports Finance Co., 5.38%, 08/15/2026(d)	125,000	90,469
Townsquare Media, Inc., 6.50%, 04/01/2023(d)(e)	2,612,000	2,265,910
Viasat, Inc., 6.50%, 07/15/2028(d)	2,790,000	2,790,586
		5,279,985
Metals & Mining 0.1%
Constellium SE, (France), 5.63%, 06/15/2028(d)	1,000,000	980,000
First Quantum Minerals, Ltd., (Canada), 7.25%, 05/15/2022(d)	250,000	244,750
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	(250,000)	(251,682)
		973,068
Retail 0.4%
L Brands, Inc., 6.88%, 07/01/2025(d)	346,000	357,245
L Brands, Inc., 9.38%, 07/01/2025(d)	76,000	76,091
PetSmart, Inc., 8.88%, 06/01/2025(d)	2,000,000	2,004,920
		2,438,256
Services: Business 0.5%
Iron Mountain, Inc., 4.88%, 09/15/2029(d)	2,000,000	1,945,000
Iron Mountain, Inc., 5.25%, 07/15/2030(d)	1,125,000	1,108,125
		3,053,125

Corporate Bonds (continued)

	Principal Amount	Value(a)
Services: Consumer 0.4%
Korn / Ferry International, 4.63%, 12/15/2027(d)	$2,500,000	$2,425,000
Telecommunications 0.5%
CenturyLink, Inc., 4.00%, 02/15/2027(d)	3,399,000	3,301,279
Transportation: Cargo 0.5%
Cargo Aircraft Management, Inc., 4.75%, 02/01/2028(d)	2,000,000	1,982,500
Watco Cos., LLC, 6.50%, 06/15/2027(d)	1,126,000	1,153,677
		3,136,177
Transportation: Consumer 0.1%
American Airlines Group, Inc., 5.00%, 06/01/2022(d)	1,739,000	1,008,620
Utilities: Electric 0.0%
NextEra Energy Partners, LP, 1.50%, 09/15/2020(d)	96,000	98,516
Total Corporate Bonds (Cost: $62,396,971)		60,219,726

Convertible Bonds 0.2%

Construction & Building 0.2%
Tutor Perini Corp., 2.88%, 06/15/2021	1,750,000	1,648,677
Total Convertible Bonds (Cost: $1,656,188)		1,648,677

Collateralized Loan Obligations 18.4%(d)(e)

Collateralized Loan Obligations — Debt 7.3%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 6.56%, 04/30/2031	1,500,000	1,175,787
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 8.34%, 07/25/2029	250,000	220,309
AMMC CLO XXI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 7.06%, 11/02/2030	100,000	86,324
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 6.49%, 04/25/2031	750,000	629,907
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 9.88%, 07/16/2031	250,000	160,533

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.42%, 11/27/2031	$1,792,383	$896,763
Barings CLO, Ltd. 2019-II, (Cayman Islands), 3M LIBOR + 6.69%, 7.91%, 04/15/2031	1,250,000	1,156,211
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.97%, 07/15/2031	850,000	688,500
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 3M LIBOR + 6.68%, 7.90%, 04/15/2032	500,000	451,792
Carlyle Global Market Strategies CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.60%, 7.82%, 07/15/2032	3,000,000	2,762,952
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 7.64%, 10/17/2029	511,538	446,426
CIFC Funding 2015-2A, Ltd., (Cayman Islands), 3M LIBOR + 6.81%, 8.03%, 04/15/2030	6,000,000	5,575,464
CIFC Funding 2017-2A, Ltd., (Cayman Islands), 3M LIBOR + 5.95%, 7.09%, 04/20/2030	1,000,000	884,928
CIFC Funding, Ltd. 2018-IV, (Cayman Islands), 3M LIBOR + 5.90%, 7.04%, 10/17/2031	1,000,000	871,217
Cook Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.40%, 6.54%, 04/17/2030	1,250,000	1,072,786
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.39%, 10/23/2031	750,000	530,844
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.10%, 9.14%, 10/23/2031	250,000	128,203
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 2.60%, 3.74%, 01/20/2030	1,500,000	1,177,899
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 7.12%, 04/15/2031	750,000	517,243
Dryden 28 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.45%, 6.84%, 08/15/2030	1,000,000	935,785
Dryden 55 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.40%, 6.62%, 04/15/2031	375,000	313,055

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
Dryden 57 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.20%, 5.59%, 05/15/2031	$500,000	$414,000
Dryden 58 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.35%, 6.49%, 07/17/2031	1,000,000	838,517
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 6.79%, 07/20/2031	750,000	660,091
ICG U.S. CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.15%, 6.26%, 04/21/2031	500,000	358,179
INGIM, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 7.04%, 10/18/2031	1,250,000	969,445
KKR CLO 24, Ltd., (Cayman Islands), 3M LIBOR + 6.38%, 7.52%, 04/20/2032	750,000	643,908
LCM 30, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.09%, 04/20/2031	2,000,000	1,877,322
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 8.87%, 10/22/2030	1,000,000	611,551
Madison Park Funding XXIII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 7.24%, 07/27/2030	500,000	451,145
Madison Park Funding XXXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 7.74%, 04/25/2031	1,500,000	1,406,556
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.25%, 9.19%, 01/15/2033	2,500,000	2,379,982
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.55%, 7.77%, 07/15/2032	1,000,000	922,673
Magnetite CLO, Ltd. 2019-22, (Cayman Islands), 3M LIBOR + 6.75%, 7.97%, 04/15/2031	1,000,000	943,284
Mariner CLO, LLC 2019-1A, (Cayman Islands), 3M LIBOR + 6.89%, 7.65%, 04/30/2032	1,250,000	1,172,879
Niagara Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.45%, 7.59%, 07/17/2032	1,000,000	918,522
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 6.10%, 06/15/2031	750,000	484,380

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
Octagon Investment Partners 35, Ltd., (Cayman Islands), 3M LIBOR + 5.20%, 6.34%, 01/20/2031	$1,500,000	$1,230,868
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 6.64%, 07/20/2032	2,500,000	2,161,257
OHA Loan Funding 2016-1, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 7.49%, 01/20/2033	4,000,000	3,510,764
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.06%, 06/15/2031	750,000	502,618
TICP CLO V 2016-5, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 6.89%, 07/17/2031	857,000	752,798
TICP CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 7.14%, 10/20/2031	300,000	270,713
TICP CLO XI, Ltd. 2018-11X, (Cayman Islands), 3M LIBOR + 6.00%, 7.14%, 10/20/2031	500,000	451,188
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 7.30%, 10/20/2029	1,000,000	813,120
Venture 37 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.17%, 07/15/2032	3,000,000	2,419,995
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 8.06%, 04/20/2032	300,000	230,963
Voya CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.60%, 7.74%, 07/20/2032	1,000,000	925,021
Wellfleet CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 7.24%, 8.42%, 04/15/2033	650,000	617,025
		49,621,692
Collateralized Loan Obligations — Equity 11.1%
Allegro CLO, Ltd. 2018-2A, (Cayman Islands), 15.63%, 07/15/2031	1,650,000	974,510
AMMC CLO 22, Ltd., (Cayman Islands), 19.19%, 04/25/2031	1,500,000	953,257
AMMC CLO XXI, Ltd., (Cayman Islands), 18.05%, 11/02/2030	124,950	69,121
Anchorage Credit Funding 7, Ltd., (Cayman Islands), 13.92%, 04/25/2037	250,000	172,647

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
Atlas Senior Loan Fund I, Ltd., (Cayman Islands), 49.22%, 11/17/2027	$250,000	$30,782
Atrium XV, (Cayman Islands), 13.24%, 01/23/2048	4,080,000	2,214,257
Avery Point VI CLO, Ltd., (Cayman Islands), 13.92%, 08/05/2027	314,012	68,426
Bain Capital Credit CLO 2019-1, (Cayman Islands), 22.35%, 04/18/2032	1,400,000	788,290
Bain Capital Credit CLO 2020-1, (Cayman Islands), 13.92%, 04/18/2033	250,000	172,433
Bain Capital Credit CLO, Ltd. 2018-1, (Cayman Islands), 17.18%, 04/23/2031	920,000	519,477
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 16.28%, 10/17/2032	810,000	530,090
Canyon Capital CLO, Ltd. 2016-1, (Cayman Islands), 15.82%, 07/15/2031	1,000,000	610,954
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 10.86%, 04/15/2032	2,797,500	1,750,606
Carlyle Global Market Strategies CLO, Ltd. 2013-1, (Cayman Islands), 11.47%, 08/14/2030	500,000	181,963
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 13.43%, 10/15/2030	500,000	244,108
Carlyle Global Market Strategies CLO, Ltd. 2018-4, (Cayman Islands), 20.71%, 01/20/2031	2,310,000	1,321,170
Carlyle Global Market Strategies CLO, Ltd. 2019-3, (Cayman Islands), 14.70%, 10/20/2032	3,500,000	2,384,781
Cedar Funding CLO V, Ltd., (Cayman Islands), 14.79%, 07/17/2031	2,300,000	1,403,506
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 12.85%, 10/17/2030	250,000	129,334
Cedar Funding X CLO, Ltd., (Cayman Islands), 13.92%, 10/20/2032	250,000	170,576
CIFC Funding 2018-II, Ltd., (Cayman Islands), 13.92%, 04/20/2031	250,000	155,822

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 12.27%, 01/20/2030	$500,000	$263,758
Dryden 28 Senior Loan Fund, (Cayman Islands), 18.80%, 08/15/2030	1,406,251	421,635
Dryden 33 Senior Loan Fund, (Cayman Islands), 23.30%, 04/15/2029	500,000	185,113
Dryden 38 Senior Loan Fund, (Cayman Islands), 16.61%, 07/15/2030	650,000	308,916
Dryden 41 Senior Loan Fund, (Cayman Islands), 10.57%, 04/15/2031	850,000	448,220
Dryden 43 Senior Loan Fund, (Cayman Islands), 29.23%, 07/20/2029	1,000,000	432,435
Dryden 57 Senior Loan Fund, (Cayman Islands), 15.77%, 05/15/2031	717,000	532,933
Dryden 58 Senior Loan Fund, (Cayman Islands), 19.63%, 07/17/2031	3,125,000	1,883,319
Dryden 68 Senior Loan Fund, (Cayman Islands), 17.07%, 07/15/2049	500,000	320,027
Dryden 78 Senior Loan Fund, (Cayman Islands), 11.83%, 04/17/2033	10,250,000	7,361,068
Eastland Investors Corp., (Cayman Islands), 05/01/2022	300	133,500
Eaton Vance CLO 2015-1, Ltd., (Cayman Islands), 13.92%, 01/20/2030	312,500	167,020
Eaton Vance CLO 2018-1, Ltd., (Cayman Islands), 13.92%, 10/15/2030	1,025,000	593,307
Elmwood CLO I, Ltd., (Cayman Islands), 22.65%, 04/20/2030	1,000,000	745,443
Elmwood CLO V, Ltd., (Cayman Islands), 13.92%, 07/24/2031(m)	2,875,000	2,673,750
Highbridge Loan Management, Ltd. 2014-3, (Cayman Islands), 17.75%, 07/18/2029	3,077,500	959,432
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 26.62%, 07/22/2031	1,650,000	1,225,221
KKR CLO 12, Ltd., (Cayman Islands), 13.92%, 10/15/2030	1,000,000	454,093

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
LCM XVIII, LP, (Cayman Islands), 38.39%, 04/20/2031	$1,400,000	$423,373
Madison Park Funding XXVII, Ltd., (Cayman Islands), 12.11%, 01/20/2047	250,000	199,194
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 18.99%, 07/15/2030	2,000,000	1,522,202
Madison Park Funding XXXI, Ltd., (Cayman Islands), 16.12%, 01/23/2048	4,250,000	2,860,127
Madison Park Funding XXXII, Ltd., (Cayman Islands), 17.72%, 01/22/2048	1,510,000	896,079
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 15.44%, 07/15/2049	7,500,000	5,865,307
Magnetite CLO, Ltd. 2012-6, (Cayman Islands), 09/15/2023(j)	1,241,000	496
Mariner CLO, Ltd. 2018-5A, (Cayman Islands), 15.78%, 04/25/2031	500,000	315,043
Neuberger Berman CLO XXIII, Ltd., (Cayman Islands), 13.92%, 10/17/2027	29,095	6,386
Newark BSL CLO 1, Ltd., (Cayman Islands), 13.92%, 07/25/2030	250,000	112,376
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 6.37%, 10/20/2030	2,250,000	1,472,989
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 4.70%, 04/15/2031	3,860,000	1,640,075
Oaktree CLO, Ltd. 2019-3, (Cayman Islands), 11.04%, 07/20/2031	4,750,000	3,136,605
Octagon Investment Partners 35, Ltd., (Cayman Islands), 16.48%, 01/20/2031	850,000	509,296
OHA Credit Partners XI, Ltd., (Cayman Islands), 15.33%, 01/20/2032	300,000	201,128
OHA Credit Partners XV, Ltd., (Cayman Islands), 16.22%, 01/20/2030	1,360,000	867,641
OHA Loan Funding, Ltd. 2013-1, (Cayman Islands), 17.95%, 07/23/2031	876,000	403,054

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount	Value(a)
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 10.67%, 11/22/2030	$1,000,000	$413,606
OZLM XIX, Ltd. 2017-19X, (Cayman Islands), 18.39%, 11/22/2030	500,000	206,803
OZLM XVI, Ltd. 2017-16A, (Cayman Islands), 33.95%, 05/16/2030	562,500	181,805
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 12.68%, 01/20/2031	800,000	405,914
Steele Creek CLO, Ltd. 2017-1, (Cayman Islands), 18.05%, 10/15/2030	250,000	82,084
Stewart Park CLO, Ltd., (Cayman Islands), 19.92%, 01/15/2030	13,000,000	2,868,138
Symphony CLO XI, Ltd., (Cayman Islands), 01/17/2025(j)	1,000	160
THL Credit Wind River 2018-2 CLO, Ltd., (Cayman Islands), 13.92%, 07/15/2030	2,900,000	1,984,995
THL Credit Wind River 2018-3 CLO, Ltd., (Cayman Islands), 13.92%, 01/20/2031	3,875,000	2,670,483
Venture XVIII CLO, Ltd., (Cayman Islands), 5.15%, 10/15/2029	250,000	57,004
Voya CLO, Ltd. 2018-1, (Cayman Islands), 13.92%, 04/19/2031	4,000,000	2,387,504
Wellfleet CLO, Ltd. 2017-3, (Cayman Islands), 20.84%, 01/17/2031	250,000	147,050
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 20.99%, 01/20/2032	2,400,000	1,541,472
Wellfleet CLO, Ltd. 2020-1, (Cayman Islands), 10.83%, 04/15/2033	5,955,000	4,208,154
York CLO-4, Ltd., (Cayman Islands), 13.92%, 04/20/2032	500,000	317,000
York CLO-7, Ltd., (Cayman Islands), 11.46%, 01/22/2033	4,000,000	2,943,372
		74,802,215
Total Collateralized Loan Obligations (Cost: $145,473,048)		124,423,907

Common Stocks 0.4%(d)

	Shares	Value(a)
Automotive 0.0%
GB Auto Service Holdings, LLC(e)(l)	23,724	$30,011
Banking, Finance, Insurance & Real Estate 0.1%
Eagle Point Credit Co., Inc.	37,500	266,625
The Ultimus Group Aggregator, LP, Class B(e)(l)	182	—
The Ultimus Group, LLC, Class A(e)(l)	1	903
The Ultimus Group, LLC, Class B(e)(j)(l)	1,609	—
		267,528
Beverage, Food & Tobacco 0.0%
GPM Investments, LLC, Class F(e)(l)	—	1,026
Italian Fine Foods Holdings, LP, Class A(e)(l)	25,000	28,821
		29,847
Chemicals, Plastics & Rubber 0.0%
Plaskolite PPC Blocker, LLC(e)(l)	10	709
Construction & Building 0.0%
Kene Holdings, LP, Class A(e)(l)	50,000	46,949
Consumer Goods: Durable 0.0%
DRS Holdings I, Inc.(e)(l)	50	34,268
Containers, Packaging & Glass 0.0%
Berry Global Group, Inc.(l)	2,500	110,800
Healthcare & Pharmaceuticals 0.1%
Bearcat Parent, Inc.(e)(l)	51	75,830
Coherus Biosciences, Inc.(l)	2,456	43,864
KNPAK Holdings, LP, Class A(e)(l)	100,000	80,244
Olympia TopCo, LP, Class A(e)(l)	50,000	40,763
OMERS Bluejay Investment Holdings, LP, Class A(e)(l)	25	28,347
OMERS Wildcats Investment Holdings, LLC, Class A(e)(l)	162	48,000
SiroMed Equity Holdings, LLC(e)(l)	3,703	3,760
Virence Holdings, LLC, Class A(e)(l)	—	32,536
		353,344

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Common Stocks 0.4%(d) (continued)

	Shares	Value(a)
High Tech Industries 0.2%
Astorg VII Co-Invest ERT, (Luxemborg)(e)(l)	1,000,000	$1,138,819
Frontline Technologies Parent, LLC, Class B(e)(l)	2,728	14,249
H&F Unite Partners, LP(e)(l)	50,032	49,926
Insight PDI Holdings, LLC, Class A(e)(l)	26,548	22,748
Project Falcon Parent, Inc., Class B-1(e)(l)	47,536	48,942
Rocket Parent, LLC, Class A(e)(l)	50,000	23,655
Wildcat Parent, LP(e)(l)	535	56,447
		1,354,786
Services: Business 0.0%
Fastsigns Holdings, Inc.(e)(l)	50	58,227
IRI Parent, LP, Class A-1(e)(l)	250	31,085
		89,312
Services: Consumer 0.0%
Centric Brands, Inc.(e)(l)	3,125	—
Transportation: Consumer 0.0%
APG Holdings, LLC, Class A(e)(l)	50,000	55,570
Total Common Stocks (Cost: $2,352,609)		2,373,124

Preferred Stocks 0.0%(d)(e)(j)

Capital Equipment 0.0%
Blue Angel Holdco, LLC, Class A	243	32,805
Energy: Oil & Gas 0.0%
Titan DI Preferred Holdings, Inc.	—	52,625
Healthcare & Pharmaceuticals 0.0%
Virence Intermediate Holding Corp.	25	28,985
High Tech Industries 0.0%
EZ Elemica Holdings, Inc.	50	39,936
Frontline Technologies Parent, LLC, Class A	25	32,138
Peachtree Parent, Inc., Series A	25	28,443
Project Falcon Parent, Inc., Class A-1	50	52,956
		153,473

Preferred Stocks 0.0%(d)(e)(j) (continued)

	Shares	Value(a)
Services: Business 0.0%
IRI Group Holdings, Inc., Series A-1	25	$28,464
Total Preferred Stocks (Cost: $299,412)		296,352

Private Asset-Backed Debt 1.8%(c)(d)(e)(j)

	Principal Amount
Banking, Finance, Insurance & Real Estate 1.8%
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 6.17%, 02/09/2022(h)(n)	$1,000,000	406,225
DFC Funding No. 1, Ltd., Mezzanine Revolver, (Great Britain), 1M GBP LIBOR + 9.75%, 10.50%, 12/12/2020(h)	£865,062	1,026,313
DFC Global Facility Borrower III, LLC, 1st Lien Revolver, 1M LIBOR + 10.75%, 11.75%, 09/27/2024(h)	$10,000,000	7,303,202
HC ABS Funding, Ltd., 1st Lien Term Loan A, (Cayman Islands), 1M LIBOR + 6.00%, 6.75%, 12/01/2065	2,453,039	2,393,398
HC ABS Funding, Ltd., Class C, (Cayman Islands)	1	36,000
NSF Funding 2020, Ltd., 1st Lien Revolver, (Great Britain), 1M GBP LIBOR + 4.40%, 6.40%, 03/10/2026(h)(o)	£11,500,000	783,667
Total Private Asset-Backed Debt (Cost: $12,826,002)		11,948,805

Real Estate Debt 0.8%(c)(d)(e)(j)

Banking, Finance, Insurance & Real Estate 0.6%
285 Mezz, LLC, Junior Mezzanine Extension Upsize Term Loan, 20.00%, 05/05/2021(g)	$914,965	896,666
285 Mezz, LLC, Mezzanine Construction Term Loan, 1M LIBOR + 14.00%, 16.28%, 05/05/2021(g)(h)	2,592,589	2,032,237
CHDG Phase 1A1 Manager LLC, Mezzanine Construction Term Loan, 1M LIBOR + 12.25%, 13.75%, 11/25/2021(g)(h)	1,174,594	991,103
		3,920,006

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Real Estate Debt 0.8%(c)(d)(e)(j) (continued)

	Principal Amount	Value(a)
Hotel, Gaming & Leisure 0.2%
Mandarin Oriental Honolulu, Extension Upsize Term Loan, 14.00%, 03/31/2020	$775,833	$760,316
Mandarin Oriental Honolulu, Mezzanine Land Term Loan, 14.00%, 10/01/2020(g)	999,974	979,975
		1,740,291
Total Real Estate Debt (Cost: $5,756,244)		5,660,297

Warrants 0.1%(d)(e)(j)(l)

	Shares	Value(a)
Healthcare & Pharmaceuticals 0.1%
Air Medical Buyer Corp.	122	1,475
Evolent Health, Inc.	106,484	443,261
Teligent, Inc.	11,342	—
		444,736

Warrants 0.1%(d)(e)(j)(l) (continued)

	Shares	Value(a)
High Tech Industries 0.0%
Visual Edge Technology, Inc., (Common)	8,166	$—
Visual Edge Technology, Inc., (Preferred)	7,489	10,599
		10,599
Transportation: Cargo 0.0%
Neovia Logistics Holdings, Ltd.	194,454	—
Total Warrants (Cost: $11,261)		455,335
Total Investments — 122.2% (Cost: $867,849,111)		$825,726,616
Liabilities in Excess of Other Assets — (22.2%)		(150,270,408)
Net Assets — 100.0%		$675,456,208

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Canadian Dollar Offered Rate ("CDOR"), Copenhagen Interbank Offered Rate ("CIBOR"), Euro Interbank Offered Rate ("EURIBOR"), Norwegian Interbank Offered Rate ("NIBOR"), Prime Rate ("PRIME"), or Stockholm Interbank Offered Rate ("STIBOR"), at the borrower's option. Stated interest rates in this schedule represents the "all-in" rate as of June 30, 2020.

(c)  Variable rate coupon rate shown as of June 30, 2020.

(d)  All of CION Ares Diversified Credit Fund (the "Fund") Senior Loans, Subordinated Loans, Collateralized Loan Obligations, Common Stocks, Corporate Bonds exempt from registration under Rule 144A, Preferred Stock, Private Asset Backed Debt, Real Estate Debt, and Warrants, which as of June 30, 2020 represented 121.2% of the Fund's net assets or 95.6% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(f)  These assets are held at CADEX Credit Financing, LLC, a wholly owned special purpose financing vehicle, and are pledged as collateral for a secured revolving credit facility (see "Note 1 — Organization").

(g)  Includes a Payment-In-Kind ("PIK") provision.

(h)  As of June 30, 2020, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
285 Mezz, LLC, Mezzanine Construction Term Loan	$2,592,589	$2,084,089	$508,500
A.U.L. Corp., 1st Lien Revolver	1,000	—	1,000
Affinipay Midco, LLC, 1st Lien Revolver	766,307	153,261	613,046
Affirm Operational Loans VI Trust, 1st Lien Revolver	500,000	—	500,000
AMCP Clean Intermediate, LLC, 1st Lien Revolver	1,100	581	519
Anaqua Parent Holdings, Inc., 1st Lien Revolver	230,769	76,923	153,846
APG Intermediate Holdings Corp., 1st Lien Delayed Draw Term Loan	804,480	60,336	744,144
APG Intermediate Holdings Corp., 1st Lien Revolver	1,000	286	714
AQ Sunshine, Inc., 1st Lien Delayed Draw Term Loan	85,975	—	85,975
AQ Sunshine, Inc., Initial 1st Lien Revolver	136,423	122,781	13,642
Ardonagh Midco 2, PLC, (Great Britain)	64,410	—	64,410
Ardonagh Midco 3, PLC, EUR Facility 1st Lien Term Loan B-1, (Great Britain)	217,829	—	217,829
Ardonagh Midco 3, PLC, GBP Facility 1st Lien Term Loan B-1, (Great Britain)	1,885,614	—	1,885,614
Ardonagh Midco 3, PLC, GBP Facility 1st Lien Term Loan B-2, (Great Britain)	400,389	—	400,389
ARM Funding, LLC, 1st Lien Revolver B	2,500,000	1,499,767	1,000,233
Athenahealth, Inc., 1st Lien Revolver	232,108	—	232,108
Atlas Intermediate III, LLC, 1st Lien Revolver	226,620	151,080	75,540
Bearcat Buyer, Inc., 1st Lien Delayed Draw Term Loan	1,013,387	321,182	692,205
Bearcat Buyer, Inc., 1st Lien Revolver	580,465	—	580,465
Bearcat Buyer, Inc., 2nd Lien Delayed Draw Term Loan	580,465	184,298	396,167
BFS Receivables I, LLC, 1st Lien Revolver	1,000,000	413,725	586,275
Blue Angel Buyer 1, LLC, 1st Lien Delayed Draw Term Loan	640,850	281,107	359,743
Blue Angel Buyer 1, LLC, 1st Lien Revolver	321,199	—	321,199
Canopy Bidco, Ltd., Senior Capex Facility 1st Lien Term Loan, (Great Britain)	620,896	161,283	459,613
Capnor Connery Bidco A/S, Facility 1st Lien Term Loan D, (Denmark)	6,929,793	611,017	6,318,776
CB-SDG, Ltd., GBP Acquisition Facility 1st Lien Term Loan, (Great Britain)	393,333	—	393,333
Centric Brands, Inc., 1st Lien Revolver	268,883	133,830	135,053
CEP V I 5 UK, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain)	6,346,154	—	6,346,154
CHDG Phase 1A1 Manager LLC, Mezzanine Construction Term Loan	1,174,594	1,014,594	160,000
Commify, Ltd., 1st Lien Acquisition Term Loan, (Great Britain)	854,800	—	854,800
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan	419,106	340,312	78,794
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver	1,000	915	85

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Concert Golf Partners Holdco, LLC, 1st Lien Delayed Draw Term Loan	$573,424	$143,087	$430,337
Concert Golf Partners Holdco, LLC, 1st Lien Revolver	764,512	206,418	558,094
Cority Software Inc., 1st Lien Revolver, (Canada)	230,579	—	230,579
CPI Holdco, LLC, 1st Lien Revolver	3,435,381	631,974	2,803,407
Creation Holdings, Inc., 1st Lien Revolver	544,813	363,209	181,604
CVP Holdco, Inc., 1st Lien Delayed Draw Term Loan	2,725,227	806,639	1,918,588
CVP Holdco, Inc., 1st Lien Revolver	326,487	321,590	4,897
DecoPac, Inc., Initial 1st Lien Revolver	1,000	200	800
DFC Funding No. 1, Ltd., Mezzanine Revolver, (Great Britain)	1,071,812	1,047,749	24,063
DFC Global Facility Borrower III, LLC, 1st Lien Revolver	10,000,000	7,503,202	2,496,798
DRB Holdings, LLC, 1st Lien Revolver	1,000	—	1,000
DRS Holdings III, Inc., 1st Lien Revolver	1,000	400	600
eCapital Finance Corp., Subordinated Delayed Draw Term Loan, (Canada)	3,379,572	2,967,264	412,308
EISG Bidco AB, Facility 1st Lien Term Loan B, (Sweden)	429,422	—	429,422
Elemica Parent, Inc., 1st Lien Delayed Draw Term Loan	561,538	—	561,538
Elemica Parent, Inc., 1st Lien Revolver	478,712	350,657	128,055
eResearch Technology, Inc., 2nd Lien Delayed Draw Term Loan	1,343,232	—	1,343,232
EuroParcs (Top) Holding B.V., Acquisition Facility 1st Lien Term Loan B, (Netherlands)	2,261,725	—	2,261,725
EuroParcs (Top) Holding B.V., Incremental Facility 1st Lien Term Loan, (Netherlands)	917,851	283,616	634,235
Evolent Health, LLC, 1st Lien Delayed Draw Term Loan	3,518,192	—	3,518,192
Ferraro Fine Foods Corp., 1st Lien Revolver	1,000	333	667
Floss Bidco, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain)	1,481,024	321,648	1,159,376
Flow Control Solutions, Inc., 1st Lien Delayed Draw Term Loan	994,201	—	994,201
Flow Control Solutions, Inc., 1st Lien Revolver	372,825	—	372,825
Foundation Risk Partners Corp., 1st Lien 3rd Amendment Delayed Draw Term Loan	1,258,791	367,936	890,855
Foundation Risk Partners Corp., 1st Lien Revolver	3,000	—	3,000
Foundation Risk Partners Corp., 2nd Lien 3rd Amendment Delayed Draw Term Loan	720,610	62,798	657,812
FWR Holding Corp., 1st Lien 2nd Amendment Delayed Draw Term Loan	4,280	—	4,280
FWR Holding Corp., Initial 1st Lien Revolver	1,000	525	475
GB Auto Service, Inc., 1st Lien 1st Amendment Delayed Draw Term Loan	6,002,624	2,975,613	3,027,011
GB Auto Service, Inc., 1st Lien Revolver	264,159	54,772	209,387

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
GPM Investments, LLC, 1st Lien Delayed Draw Term Loan A	$3,312,452	$—	$3,312,452
GraphPAD Software, LLC, 1st Lien Revolver	1,000	—	1,000
Hammersmith Bidco, Ltd., Acquisition Capex Facility 1st Lien Term Loan, (Great Britain)	2,079,716	1,089,441	990,275
Hometown Food Co., 1st Lien Revolver	1,000	—	1,000
IMIA Holdings, Inc., 1st Lien Revolver	408,163	—	408,163
IntraPac International, LLC, 1st Lien Revolver	415,407	167,202	248,205
Invoice Cloud, Inc., 1st Lien Delayed Draw Term Loan	1,197,849	1,070,189	127,660
Invoice Cloud, Inc., 1st Lien Revolver	255,319	—	255,319
Just Childcare, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain)	528,985	—	528,985
Kellermeyer Bergensons Services, LLC, 1st Lien Delayed Draw Term Loan	540,079	—	540,079
Kene Acquisition, Inc., 1st Lien Delayed Draw Term Loan	632,240	483,645	148,595
Kene Acquisition, Inc., 1st Lien Revolver	675,812	109,819	565,993
Laboratories Bidco, LLC, 1st Lien Revolver	513,489	—	513,489
Lavatio Midco SARL, Acquisition Facility 1st Lien Term Loan, (Luxembourg)	1,094,142	679,150	414,992
MB2 Dental Solutions, LLC, 1st Lien Revolver	1,333	1,332	1
Micromeritics Instrument Corp., 1st Lien Revolver	331,039	320,004	11,035
Movati Athletic Group, Inc., 1st Lien Delayed Draw Term Loan, (Canada)	185,416	128,425	56,991
MRI Software, LLC, 1st Lien Delayed Draw Term Loan	473,329	—	473,329
MRI Software, LLC, 1st Lien Revolver	507,673	—	507,673
Nelipak European Holdings Cooperatief U.A., EUR 1st Lien Revolver, (Netherlands)	653,567	264,968	388,599
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Revolver	333,333	213,333	120,000
NSF Funding 2020, Ltd., 1st Lien Revolver, (Great Britain)	14,248,492	1,068,637	13,179,855
Nuehealth Performance, LLC, 1st Lien Revolver	1,000	—	1,000
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden)	193,240	—	193,240
Oakley Ekomid, Ltd., CAR Facility 1st Lien Term Loan, (Great Britain)	842,588	—	842,588
Olympia Acquisition, Inc., 1st Lien Delayed Draw Term Loan	2,425,161	—	2,425,161
Olympia Acquisition, Inc., 1st Lien Revolver	640,539	597,836	42,703
OMH-HealthEdge Holdings, LLC, 1st Lien Revolver	1,000	—	1,000
P27 Bidco, Ltd., Capex Facility 1st Lien Term Loan, (Great Britain)	403,145	80,629	322,516
PDI TA Holdings, Inc., 1st Lien Revolver	205,023	153,767	51,256

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Petroleum Service Group, LLC, 1st Lien Delayed Draw Term Loan	$1,313,959	$108,153	$1,205,806
Petroleum Service Group, LLC, 1st Lien Revolver	2,105,660	—	2,105,660
Premise Health Holding Corp., 1st Lien Delayed Draw Term Loan	1,103	—	1,103
Premise Health Holding Corp., 1st Lien Revolver	1,000	583	417
Puerto Rico Waste Investment, LLC, 1st Lien Revolver, (Puerto Rico)	157,737	—	157,737
QF Holdings, Inc., 1st Lien Delayed Draw Term Loan	262,533	—	262,533
QF Holdings, Inc., 1st Lien Revolver	1,000	133	867
Raptor Technologies, LLC, 1st Lien Delayed Draw Term Loan	1,027,519	655,229	372,290
Reddy Ice Holdings, Inc., 1st Lien Delayed Draw Term Loan	952,667	484,667	468,000
Reddy Ice Holdings, Inc., 1st Lien Revolver	955,102	372,490	582,612
Revint Intermediate II, LLC (fka Implementation Management Assistance, LLC), 1st Lien Revolver	1,000	396	604
RSC Acquisition, Inc., Initial 1st Lien Delayed Draw Term Loan	554,024	32,590	521,434
RSC Acquisition, Inc., Initial 1st Lien Revolver	1,000	—	1,000
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain)	630,600	597,884	32,716
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain)	619,500	—	619,500
RTI Surgical, Inc., 2nd Lien 2nd Amendment Incremental Delayed Draw Term Loan	915,320	867,582	47,738
SaintMichelCo, Ltd., Acquisition Facility 1st Lien Term Loan, (Great Britain)	371,700	198,240	173,460
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada)	736	368	368
SCSG EA Acquisition Co., Inc., 1st Lien Revolver	1,000	222	778
SecurAmerica, LLC, 1st Lien Revolver	1,125	—	1,125
Sigma Electric Manufacturing Corp., 1st Lien Revolver	1,333	1,111	222
SpareFoot, LLC, 1st Lien Revolver	1,000	829	171
Spectra Finance, LLC, Initial 1st Lien Revolver	1,000	972	28
SSE Buyer, Inc., 1st Lien Delayed Draw Term Loan	189,399	—	189,399
SSE Buyer, Inc., 1st Lien Revolver	1,000	729	271
Sunshine Sub, LLC, 1st Lien Revolver	144,269	14,427	129,842
Symbol Bidco I, Ltd., Acquisition Capex Facility 1st Lien Term Loan, (Great Britain)	530,999	—	530,999
TA/WEG Holdings, LLC, 1st Lien Revolver	301,040	166,842	134,198
TA/WEG Holdings, LLC, Initial 1st Lien Delayed Draw Term Loan	2,186,890	874,756	1,312,134
Teligent, Inc., 1st Lien Revolver	1,100	1,000	100
TimeClock Plus, LLC, 1st Lien Delayed Draw Term Loan	495,170	—	495,170

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
TimeClock Plus, LLC, 1st Lien Revolver	$458,311	$114,578	$343,733
True Potential LLP, Acquisition Facility 1st Lien Term Loan, (Great Britain)	2,407,591	1,963,908	443,683
Ultimate Software Group, Inc. (The), 1st Lien Revolver	1,000	891	109
Ultimus Group Midco, LLC (The), 1st Lien Revolver	396,226	226,415	169,811
United Digestive MSO Parent, LLC, 1st Lien Delayed Draw Term Loan	1,022,727	282,954	739,773
Visolit Finco A/S, 1st Lien Committed Accordion Term Loan, (Norway)	1,160,363	—	1,160,363
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan C	1,070,365	—	1,070,365
VLS Recovery Services, LLC, 1st Lien Revolver	1,000	—	1,000
WebPT, Inc., 1st Lien Delayed Draw Term Loan	255,205	—	255,205
Wildcat BuyerCo, Inc., 1st Lien Delayed Draw Term Loan	1,079,810	392,033	687,777
Wildcat BuyerCo, Inc., 1st Lien Revolver	255,015	81,605	173,410
WSHP FC Acquisition, LLC, 1st Lien 2nd Amendment Delayed Draw Term Loan	350,877	—	350,877
WSHP FC Acquisition, LLC, 1st Lien Revolver	88,719	28,390	60,329
Total	$130,836,756	$39,919,351	$90,917,405

(i)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(j)  Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.

(k)  Loan was on non-accrual status as of June 30, 2020.

(l)  Non-income producing security as of June 30, 2020.

(m)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(n)  The Fund entered into a $500,000 commitment in a secured borrowing with a third party. The secured borrowing provides for the third party to hold a senior interest in the Fund's investment in the first lien revolver. The fair value and commitment of the related first lien revolver associated with the secured borrowing were $122,296 and $500,000, respectively. The fair value of the secured borrowing was $122,296 as of June 30, 2020.

(o)  The Fund entered into a $8,970,00 commitment in a secured borrowing with a third party. The secured borrowing provides for the third party to hold a senior interest in the Fund's investment in the first lien revolver. The fair value and commitment of the related first lien revolver associated with the secured borrowing were $641,182 and £6,900,000, respectively. The fair value of the secured borrowing was $651,740 as of June 30, 2020.

  As of June 30, 2020, the aggregate cost of securities for Federal income tax purposes was $868,513,301.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$7,255,374
Gross unrealized depreciation	(50,042,059)
Net unrealized depreciation	$(42,786,685)

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Foreign Forward Currency Contracts

On June 30, 2020, CION Ares Diversified Credit Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Foreign currency forward contract	$(1,117,601)		£(1,098,452)	GMS	July 15, 2020	$19,149	$—
Foreign currency forward contract	$(1,150,721)		£(1,132,532)	GMS	July 15, 2020	18,189	—
Foreign currency forward contract	$(1,949,057)	SEK	(1,961,141)	GMS	September 18, 2020	—	(12,084)
Foreign currency forward contract	$(4,167,715)	NOK	(4,117,433)	GMS	September 18, 2020	50,282	—
Foreign currency forward contract	$(2,178,798)	SEK	(2,177,627)	GMS	September 18, 2020	1,171	—
Total						$88,791	$(12,084)

Swap Agreements outstanding as of June 30, 2020 were as follows:

Swap Agreements: Centrally Cleared or Exchange Traded

Credit Default Swaps on Credit Indices — Buy Protection (1)

Descriptions	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S33 5Y	Q	5.00%	December 20, 2024	ICE	$2,028,600	$8,701	$100,738	$(92,037)
CDX.NA.HY S33 Tranche 15-25	Q	5.00%	December 20, 2024	ICE	375,000	142,153	100,250	41,903

Total Swap Agreements: Centrally Cleared or Exchange Traded	$150,854	$200,988	$(50,134)

Swap Agreements: Over the Counter

Credit Default Swaps on Credit Indices — Buy Protection (1)

Descriptions	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S31 Tranche 15-25	Q	5.00%	December 20, 2023	Goldman Sachs	$2,784,000	$860,268	$(160,312)	$1,020,580
CDX.NA.HY S31 Tranche 25-35	Q	5.00%	December 20, 2023	Goldman Sachs	500,000	(11,067)	56,250	(67,317)
CMBX.NA.BBB-.9	M	3.00%	September 17, 2058	Goldman Sachs	625,000	121,191	140,563	(19,372)
HCA CDS USD SR 5Y D14	Q	5.00%	June 20, 2025	Goldman Sachs	375,000	(49,480)	(26,037)	(23,443)
JWN CDS USD SR 5Y D14	Q	1.00%	June 20, 2024	Goldman Sachs	210,000	31,697	11,722	19,975

Total Swap Agreements: Over the Counter	$952,609	$22,186	$930,423
Total Swap Agreements:	$1,103,463	$223,174	$880,289

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

The following is a summary of fair values of investments in derivative contracts disclosed in the Fund's Statement of Assets and Liabilities, as of June 30, 2020:

	Assets		Liabilities
Swap Credit Contracts	$1,164,010	*	$60,547
Forward Foreign Currency Contracts	88,791		12,084

*  Includes cumulative unrealized appreciation (depreciation) of swap contracts as shown in the schedule of investments. Only the portion of the unrealized appreciation (depreciation) not yet cash settled is shown in the statement of assets and liabilities as variation margin.

The following is a summary of the Fund's realized gain and/or (loss) and change in net unrealized gain and/or (loss) on derivative investments recognized in the Fund's Statement of Operations categorized by primary risk exposure as of June 30, 2020:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Credit Contracts	Foreign Currency Contracts	Total
Forward Currency Contracts	$—	$(396,622)	$(396,622)
Purchased Swaptions	438,515	—	438,515
Written Swaptions	(229,173)	—	(229,173)
Swaps	632,917	—	632,917
	Change in Unrealized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Credit Contracts	Foreign Currency Contracts	Total
Forward Foreign Currency Contracts	$—	$771,344	$771,344
Swaps	1,118,041	—	1,118,041

The average notional amounts of derivative contracts outstanding as of June 30, 2020 which are indicative of the volume of the derivative types were as follows:

	Credit Contracts	Foreign Currency Contracts	Total
Forward Foreign Currency Contracts
Buy	$—	$15,507,247	$15,507,247
Sell	—	13,035,886	13,035,886
Purchased Swaptions	2,166,667	—	2,166,667
Written Swaptions	500,000	—	500,000
Swaps
Exchange Traded — Buy Protection	1,643,600	—	1,643,600
Over-the-Counter — Buy Protection	4,504,192	—	4,504,192

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

GBP  British Pound

USD  U.S. Dollar

USD  United States Dollar

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $867,849,111)	$825,726,616
Swaps, at fair value (cost ($8,027))	1,013,156
Cash	2,911,396
Cash denominated in foreign currency, at value (cost $2,939,056)	2,956,645
Receivable for securities sold	11,418,647
Forward foreign currency contracts	88,791
Variation margin on swaps	47,039
Due from brokers	1,155,627
Receivable for fund shares issued	1,022,695
Interest and principal receivable	8,774,802
Deferred debt issuance costs	1,504,650
Other assets	76,172
Total assets	856,696,236
Liabilities:
Credit facilities	131,920,469
Swaps, at fair value (cost ($30,213))	60,547
Payable for securities purchased	44,791,577
Forward foreign currency contracts	12,084
Payable for distributions to shareholders	1,592,778
Payable for investment advisory fees	677,543
Payable for commitment fee	367,504
Payable for administration and transfer agent fees	142,175
Payable for interest expense	501,503
Payable for distribution and shareholder service fees	190,253
Payable for expense support	251,062
Accrued expenses and other payables	732,533
Total liabilities	181,240,028
Net assets	$675,456,208
Net assets consist of:
Paid-in capital	$738,564,101
Distributable earnings accumulated loss	(63,107,893)
Net assets	$675,456,208

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2020 (Unaudited)

Common shares:
Class A:
Net Assets	$52,600,404
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,263,889
Net Asset Value Per Share	$26.24
Maximum Offering Price Per Share	$24.65
Class C:
Net Assets	$62,324,116
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,685,841
Net Asset Value Per Share	$23.21
Class I:
Net Assets	$404,804,389
Shares Outstanding ($.001 par value; unlimited shares authorized)	17,374,223
Net Asset Value Per Share	$23.30
Class L:
Net Assets	$6,305,421
Shares Outstanding ($.001 par value; unlimited shares authorized)	271,455
Net Asset Value Per Share	$23.23
Maximum Offering Price Per Share	$24.22
Class U:
Net Assets	$112,112,327
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,812,461
Net Asset Value Per Share	$23.30
Class U-2:
Net Assets	$1,083,353
Shares Outstanding ($.001 par value; unlimited shares authorized)	46,501
Net Asset Value Per Share	$23.30
Class W:
Net Assets	$36,226,198
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,551,629
Net Asset Value Per Share	$23.35
Maximum Offering Price Per Share	$24.08

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the six months ended June 30, 2020 (Unaudited)

Investment income:
Interest	$32,199,008
Dividend	9,002
Total investment income	32,208,010
Expenses:
Management fee (Note 6)	4,806,222
Interest expense (Note 5)	1,395,789
Short sale dividend expense	8,373
Administrative services of the adviser (Note 6)	623,583
Legal fees	309,267
Marketing expense	119,210
Administration, custodian and transfer agent fees (Note 6)	363,873
Insurance expense	88,091
Amortization of debt issuance cost (Note 5)	296,877
Audit fees	180,326
Due diligence fees	94,603
Trustee fees	129,300
Commitment fee expense (Note 5)	236,959
Printing expense	115,622
Class A shareholder service expense	66,411
Class C shareholder service expense	76,849
Class L shareholder service expense	7,502
Class U-2 shareholder service expense(a)	371
Class C distribution fees	230,546
Class L distribution fees	7,502
Class U distribution fees	330,933
Class U-2 distribution fees(a)	741
Class W distribution fees	90,989
Other expenses	496,729
Total expenses	10,076,668
Tax expense	57,415
Expense support recoupment (Note 6)	2,362,845
Net expenses	12,496,928
Net investment income	19,711,082
Net realized and unrealized gain/(loss) on investments, foreign currency and derivative contracts
Net realized loss on investments	(28,294,132)
Net realized loss on foreign currency	(1,094,225)
Net realized loss on forward foreign currency contracts	(396,622)
Net realized gain on purchased swaptions	438,515
Net realized loss on written swaptions	(229,173)
Net realized gain on swaps	632,917
Net unrealized loss on investments	(49,868,097)
Net unrealized gain on foreign currency	5,281,008
Net unrealized gain on forward foreign currency contracts	771,344
Net unrealized gain on swaps	1,118,041
Net realized and unrealized loss on investments, foreign currency and derivative contracts	(71,640,424)
Total decrease in net assets resulting from operations	$(51,929,342)

(a) Period from April 13, 2020, date operations commenced, through June 30, 2020.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	For the Period Ended December 31, 2019(a)	For the Year Ended October 31, 2019
Increase (decrease) in net assets from operations:
Net investment income	$19,711,082	$4,627,819	$17,420,309
Net realized gain/loss on investments and foreign currency	(28,942,720)	139,643	2,842,157
Net unrealized gain on investments and foreign currency	(42,697,704)	10,447,168	(8,183,359)
Net increase/(decrease) from operations	(51,929,342)	15,214,630	12,079,107
Distributions to shareholders from (Note 2):
Distributable earnings — Class A	(1,556,605)	(515,063)	(2,776,451)
Distributable earnings — Class C	(1,807,944)	(569,985)	(2,551,364)
Distributable earnings — Class I	(11,142,703)	(2,965,640)	(11,159,149)
Distributable earnings — Class L	(176,658)	(53,838)	(205,652)
Distributable earnings — Class U	(2,641,944)	(304,735)	(46,763)
Distributable earnings — Class U-2	(9,312)	—	—
Distributable earnings — Class W	(1,065,027)	(352,195)	(648,791)
Total distributions	(18,400,193)	(4,761,456)	(17,388,170)
Increase (decrease) in net assets from operations and distributions	(70,329,535)	10,453,174	(5,309,063)
Share transactions:
Class A:
Proceeds of shares issued	8,471,430	4,514,131	29,509,300
Value of distributions reinvested	539,889	184,889	1,067,687
Cost of shares redeemed	(10,446,710)	—	(13,557,079)
Net increase (decrease) from share transactions	(1,435,391)	4,699,020	17,019,908
Class C:
Proceeds of shares issued	8,060,972	4,415,043	31,409,887
Value of distributions reinvested	937,997	297,112	1,301,750
Cost of shares redeemed	(5,338,496)	—	(1,992,142)
Net increase from share transactions	3,660,473	4,712,155	30,719,495
Class I:
Proceeds of shares issued	116,811,055	47,937,317	210,089,276
Value of distributions reinvested	4,682,059	1,153,734	3,904,823
Cost of shares redeemed	(27,548,222)	—	(23,791,402)
Net increase from share transactions	93,944,892	49,091,051	190,202,697
Class L:
Proceeds of shares issued	1,622,873	640,422	3,744,948
Value of distributions reinvested	114,184	33,179	131,384
Cost of shares redeemed	(1,049,499)	—	(211,897)
Net increase from share transactions	687,558	673,601	3,664,435

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets (continued)

	Six Months Ended June 30, 2020 (Unaudited)		For the Period Ended December 31, 2019(a)	For the Year Ended October 31, 2019
Class U:
Proceeds of shares issued	77,291,411		31,434,447	10,506,151	(b)
Value of distributions reinvested	2,243,059		280,233	45,636	(b)
Cost of shares redeemed	(1,165,800)		—	(151	)(b)
Net increase from share transactions	78,368,670		31,714,680	10,551,636	(b)
Class U-2:
Proceeds of shares issued	1,039,525	(c)	—	—
Value of distributions reinvested	4,441	(c)	—	—
Net increase from share transactions	1,043,966	(c)	—	—
Class W:
Proceeds of shares issued	—		—	38,374,996	(d)
Value of distributions reinvested	824,855		286,441	526,013	(d)
Cost of shares redeemed	(111,425)		—	(305	)(d)
Net increase from share transactions	713,430		286,441	38,900,704	(d)
Total increase in net assets	106,654,063		101,630,122	285,749,812
Net Assets, beginning of period	568,802,145		467,172,023	181,422,211
Net Assets, end of period	$675,456,208		$568,802,145	$467,172,023

(a) For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(b) Period from July 26, 2019, date operations commenced, through October 31, 2019.

(c) Period from April 13, 2020, date operations commenced, through June 30, 2020.

(d) Period from December 21, 2018, date operations commenced, through October 31, 2019.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the six months ended June 30, 2020 (Unaudited)

Operating activities:
Net decrease in net assets resulting from operations	$(51,929,342)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(493,727,012)
Proceeds from the sale of investments	282,462,066
Proceeds from swaps	2,060,627
Amortization and accretion of discounts and premiums, net	(1,362,021)
Net realized (gain)/loss on investments	28,294,132
Net realized (gain)/loss on purchased swaptions	(438,515)
Net realized (gain)/loss on written swaptions	229,173
Net realized (gain)/loss on swaps	(632,917)
Net unrealized (gain)/loss on investments	49,868,097
Net unrealized (gain)/loss on swaps	(1,118,041)
Effect of exchange rate changes on line of credit	(3,318,470)
Amortization of debt issuance cost	296,877
Payment-in-kind interest	(807,267)
Changes in operating assets and liabilities:
Due from brokers	756,807
Receivable for securities sold	(1,740,796)
Forward foreign currency contracts	284,517
Variation margin on swaps	21,527
Interest and principal receivable	(2,423,045)
Other assets	74,048
Payable for securities purchased	18,624,738
Forward foreign currency contracts	(1,055,861)
Payable for investment advisory fees	104,024
Payable for interest expense	421,148
Payable for administration, custodian and transfer agent fees	(75,192)
Payable for distribution and shareholder servicing fees	37,734
Payable for commitment fees	128,005
Payable for expense support	207,227
Accrued expenses and other payables	(647,952)
Net cash flow used in operating activities	(175,405,684)

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows (continued)

For the six months ended June 30, 2020 (Unaudited)

Financing activities:
Borrowings on line of credit	$307,413,308
Paydowns of line of credit	(301,789,157)
Deferred debt issuance costs	(237,650)
Proceeds of shares issued	215,110,656
Cost of shares redeemed	(45,661,033)
Distributions to shareholders	(8,786,910)
Net cash provided by financing activities	166,049,214
Net decrease in Cash	(9,356,470)
Cash:
Beginning of period	15,224,511
End of period	$5,868,041
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$974,641

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights

	Six Months Ended June 30, 2020 (Unaudited)		For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the For the Year Ended October 31, 2018	Period from January 26, 2017 to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.93		$25.44		$25.80	$25.25	$25.00
Income from investment operations:
Net investment income(a)	0.69		0.23		1.39	1.52	0.86
Net realized and unrealized gain (loss)	0.31		0.49		(0.36)	0.42	0.44
Total income from investment operations	1.00		0.72		1.03	1.94	1.30
Less distributions declared to shareholders:
From net investment income	(0.69)		(0.23)		(1.39)	(1.39)	(0.86)
From net realized gains on investments	—		—		—	—	(0.12)
From net unrealized gain on investments and foreign currency	—		—		—	—	(0.07)
Total distributions	(0.69)		(0.23)		(1.39)	(1.39)	(1.05)
Net asset value, end of period	$26.24		$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	(7.08	)%(c)	2.86	%(c)	4.37%	(2.44)%	(37.12	)%(c)
Total return, including expense support(d)	(7.70	)%(c)	2.86	%(c)	4.10%	7.91%	5.32	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$52,600,404		$60,203,302		$54,385,716	$37,915,185	$12,864,545
Including interest expense:
Expenses, excluding expense support(e)(h)	3.23	%(f)	4.01	%(f)	4.03%	5.98%	58.85	%(f)
Expenses, including expense support(e)(g)(h)	3.85	%(f)	4.01	%(f)	4.30%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.78	%(f)	3.33	%(f)	3.38%	5.97%	58.85	%(f)
Expenses, including expense support(g)(h)	3.41	%(f)	3.33	%(f)	3.65%	0.33%	0.00	%(f)
Net investment income(e)	5.89	%(f)	5.27	%(f)	5.56%	5.91%	4.48	%(f)
Portfolio turnover rate	35.61	%(c)	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the six months ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.53% of base management fees, 0.45% of the cost of borrowing, 0.62% of net expense support and 1.25% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 1.77% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.47% of base management fees, 0.65% of the cost of borrowing, 0.27% of net expense support and 1.91% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (5.91)% of net expense support and 4.76% of other operating expenses. For the period ended October 31, 2017, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (56.68)% of net expense support and 55.19% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2020 (Unaudited)		For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.90		$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.69		0.19		1.39	1.52	0.39
Net realized and unrealized gain (loss)	(2.69)		0.50		(0.36)	0.42	0.33
Total income from investment operations	(2.00)		0.69		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.69)		(0.19)		(1.39)	(1.39)	(0.39)
From net realized gains on investments	—		(0.04)		—	—	(0.02)
From net unrealized gain on investments and foreign currency	—		—		—	—	(0.01)
Total distributions	(0.69)		(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$23.21		$25.90		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	(7.47	)%(c)	2.74	%(c)	3.70%	(3.19)%	(3.56	)%(c)
Total return, including expense support(d)	(7.71	)%(c)	2.74	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$62,324,116		$65,778,748		$59,912,232	$29,868,425	$3,897,826
Including interest expense:
Expenses, excluding expense support(e)(h)	3.98	%(f)	4.76	%(f)	4.82%	6.73%	22.59	%(f)
Expenses, including expense support(e)(g)(h)	4.22	%(f)	4.76	%(f)	4.42%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.53	%(f)	4.07	%(f)	4.15%	6.72%	22.59	%(f)
Expenses, including expense support(g)(h)	3.77	%(f)	4.07	%(f)	3.75%	0.33%	0.00	%(f)
Net investment income(e)	5.90	%(f)	4.52	%(f)	5.48%	5.91%	5.17	%(f)
Portfolio turnover rate	35.61	%(c)	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the six months ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.53% of base management fees, 0.45% of the cost of borrowing, 0.24% of net expense support and 2.00% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.52% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.47% of base management fees, 0.67% of the cost of borrowing, (0.40)% of net expense support and 2.67% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (6.20)% of net expense support and 5.05% of other operating expenses. For the period ended October 31, 2017, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (33.93)% of net expense support and 32.44% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2020 (Unaudited)		For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.93		$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.75		0.23		1.39	1.52	0.40
Net realized and unrealized gain (loss)	(2.69)		0.49		(0.36)	0.42	0.32
Total income from investment operations	(1.94)		0.72		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.69)		(0.23)		(1.39)	(1.39)	(0.40)
From net realized gains on investments	—		—		—	—	(0.01)
From net unrealized gain on investments and foreign currency	—		—		—	—	(0.01)
Total distributions	(0.69)		(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$23.30		$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	(6.99	)%(c)	2.88	%(c)	4.78%	(2.19)%	(2.49	)%(c)
Total return, including expense support(d)	(7.47	)%(c)	2.86	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$404,804,389		$354,144,166		$298,480,878	$111,705,126	$6,047,638
Including interest expense:
Expenses, excluding expense support(e)(h)	2.99	%(f)	3.74	%(f)	3.87%	5.73%	18.62	%(f)
Expenses, including expense support(e)(g)(h)	3.47	%(f)	3.87	%(f)	4.55%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	2.54	%(f)	3.06	%(f)	3.17%	5.71%	18.62	%(f)
Expenses, including expense support(g)(h)	3.02	%(f)	3.19	%(f)	3.85%	0.32%	0.00	%(f)
Net investment income(e)	6.37	%(f)	5.44	%(f)	5.38%	5.91%	5.19	%(f)
Portfolio turnover rate	35.61	%(c)	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the six months ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.54% of base management fees, 0.45% of the cost of borrowing, 0.48% of net expense support and 1.00% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.13% of net expense support and 1.51% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.48% of base management fees, 0.71% of the cost of borrowing, 0.68% of net expense support and 1.68% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (4.79)% of net expense support and 3.64% of other operating expenses. For the period ended October 31, 2017, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (29.81)% of net expense support and 28.33% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2020 (Unaudited)		For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.92		$25.44		$25.80	$25.23
Income from investment operations:
Net investment income(a)	0.70		0.19		1.39	1.52
Net realized and unrealized gain (loss)	(2.70)		0.52		(0.36)	0.43
Total income from investment operations	(2.00)		0.71		1.03	1.95
Less distributions declared to shareholders:
From net investment income	(0.69)		(0.19)		(1.39)	(1.38)
From net realized gains on investments	—		(0.04)		—	—
Total distributions	(0.69)		(0.23)		(1.39)	(1.38)
Net asset value, end of period	$23.23		$25.92		$25.44	$25.80
Total return, excluding expense support(b)	(7.27	)%(c)	2.82	%(c)	4.32%	(2.69	)%(c)
Total return, including expense support(d)	(7.71	)%(c)	2.82	%(c)	4.10%	7.96	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$6,305,421		$6,324,858		$5,536,090	$1,933,475
Including interest expense:
Expenses, excluding expense support(e)(h)	3.44	%(f)	4.24	%(f)	4.38%	6.23	%(f)
Expenses, including expense support(e)(g)(h)	3.88	%(f)	4.24	%(f)	4.60%	0.34	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.00	%(f)	3.56	%(f)	3.67%	6.21	%(f)
Expenses, including expense support(g)(h)	3.44	%(f)	3.56	%(f)	3.89%	0.32	%(f)
Net investment income(e)	5.96	%(f)	4.47	%(f)	5.35%	5.91	%(f)
Portfolio turnover rate	35.61	%(c)	5.42	%(c)	63.58%	28.36	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the six months ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.54% of base management fees, 0.45% of the cost of borrowing, 0.44% of net expense support and 1.46% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.01% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.72% of the cost of borrowing, 0.21% of net expense support and 2.18% of other operating expenses. For the period ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.48% of base management fees, 0.00% of the cost of borrowing, (4.71)% of net expense support and 3.57% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2020 (Unaudited)	For the Period Ended December 31, 2019*	For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Class U
Per share data:
Net asset value, beginning of period	$25.92	$25.44	$25.86
Income from investment operations:
Net investment income(a)	0.75	0.23	0.40
Net realized and unrealized gain (loss)	(2.68)	0.48	(0.45)
Total income from investment operations	(1.93)	0.71	(0.05)
Less distributions declared to shareholders:
From net investment income	(0.69)	(0.23)	(0.37)
Total distributions	(0.69)	(0.23)	(0.37)
Net asset value, end of period	$23.30	$25.92	$25.44
Total return, excluding expense support(b)(c)	(7.41)%	2.74%	1.60%
Total return, including expense support(d)(c)	(7.44)%	2.82%	(0.14)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$112,112,327	$42,902,144	$10,433,963
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	3.75%	4.31%	4.85%
Expenses, including expense support(e)(g)(f)(h)	3.78%	3.83%	6.59%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.30%	3.66%	3.88%
Expenses, including expense support(g)(f)(h)	3.33%	4.48%	5.62%
Net investment income(e)(f)	6.39%	5.39%	12.08%
Portfolio turnover rate(c)	35.61%	5.42%	63.58%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the six months ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.55% of base management fees, 0.45% of the cost of borrowing, 0.03% of net expense support and 1.75% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.65% of the cost of borrowing, (0.47)% of net expense support and 2.10% of other operating expenses. For the period ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.61% of base management fees, 0.89% of the cost of borrowing, 1.74% of net expense support and 2.35% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights (continued)

For the Period from April 12, 2020 to June 30, 2020 (Unaudited)
Class U-2
Per share data:
Net asset value, beginning of period	$21.79
Income from investment operations:
Net investment income(a)	0.47
Net realized and unrealized gains	1.34
Total income from investment operations	1.81
Less distributions declared to shareholders:
From net investment income	(0.30)
Total distributions	(0.30)
Net asset value, end of period	$23.30
Total return, excluding expense support(b)(c)	2.34%
Total return, including expense support(d)(c)	2.34%
Ratios to average net assets/supplemental data:
Net assets, end of period	$1,083,353
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	3.74%
Expenses, including expense support(e)(f)(g)(h)	3.74%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.41%
Expenses, including expense support(f)(g)(h)	3.41%
Net investment income(e)(f)	10.02%
Portfolio turnover rate(c)	35.61%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the period ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.65% of base management fees, 0.33% of the cost of borrowing, 0.00% of net expense support and 1.76% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2020 (Unaudited)	For the Period Ended December 31, 2019*	For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Class W
Per share data:
Net asset value, beginning of period	$25.92	$25.44	$25.03
Income from investment operations:
Net investment income(a)	0.82	0.25	1.23
Net realized and unrealized gain (loss)	(2.70)	0.46	0.38
Total income from investment operations	(1.88)	0.71	1.61
Less distributions declared to shareholders:
From net investment income	(0.69)	(0.23)	(1.20)
Total distributions	(0.69)	(0.23)	(1.20)
Net asset value, end of period	$23.35	$25.92	$25.44
Total return, excluding expense support(b)(c)	(7.24)%	2.82%	7.00%
Total return, including expense support(d)(c)	(7.24)%	2.82%	6.25%
Ratios to average net assets/supplemental data:
Net assets, end of period	$36,226,198	$39,448,927	$38,423,144
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	3.48%	4.28%	4.73%
Expenses, including expense support(e)(g)(f)(h)	3.48%	4.28%	5.47%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.03%	3.59%	3.65%
Expenses, including expense support(g)(f)(h)	3.03%	3.59%	4.39%
Net investment income(e)(f)	6.89%	4.97%	5.14%
Portfolio turnover rate(c)	35.61%	5.42%	63.58%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or recouped by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the six months ended June 30, 2020, the ratio of operating expenses to average net assets consisted of 1.53% of base management fees, 0.45% of the cost of borrowing, 0.00% of net expense support and 1.50% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.03% of other operating expenses. For the period ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.57% of base management fees, 0.91% of the cost of borrowing, 0.74% of net expense support and 2.24% of other operating expenses.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

June 30, 2020 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund") is a diversified, closed-end management investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the "Adviser") serves as the investment Adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares") and CION Investment Group, LLC ("CION") and is controlled by Ares. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio.

On August 2, 2018, the Fund formed a wholly owned special purpose financing vehicle, CADEX Credit Financing, LLC (the "Financing Sub"), a Delaware limited liability company. On September 13, 2017, the Fund formed a wholly owned blocker corporation , CADEX Blocker Corp. (the "Blocker Corp"), a Delaware Corporation.

Investment Objective and Policies

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

Fiscal Year End Change

On September 25, 2019, the Fund's board of trustees approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the six months ended June 30, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund and its consolidated subsidiaries. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassification, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments and recorded as interest income. The PIK interest for the six months ended June 30, 2020 was $807,267 recorded as interest income.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) and is in the process of collection.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund's valuation policy (the "Valuation Policy"). The Valuation Policy is reviewed and approved at least annually by the Fund's board of trustees (the "Board"). The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process. As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the

Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund's valuation process.

Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Consolidated Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions may be derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years, pursuant to the Expense Support and Conditional Reimbursement Agreement (the "Expense Support

Agreement"). The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that sufficient performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the current term of the Expense Support Agreement on July 31, 2021, the Adviser may not make expense support payments in future periods. If the Adviser does not make any expense support payments during such period, all or a portion of the Fund's distributions may be a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2020, the Fund had unfunded commitments of $90,917,404.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to Regulated Investment Companies.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of trustees from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the six months ended June 30, 2020, the Fund incurred U.S. federal excise tax of $57,415.

As of December 31, 2019, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 on the Fund's consolidated financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The Fund may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the

Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

The following is a summary of the inputs used as of June 30, 2020, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	176,257,601	432,858,898	609,116,499
Subordinated Loans	—	—	9,583,894	9,583,894
Corporate Bonds	—	57,953,816	2,265,910	60,219,726
Convertible Bonds	—	1,648,677	—	1,648,677
Collateralized Loan Obligations	—	—	124,423,907	124,423,907
Common Stocks	421,289	—	1,951,835	2,373,124
Preferred Stocks	—	—	296,352	296,352
Private Asset-Backed Debt	—	—	11,948,805	11,948,805
	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Real Estate Debt	—	—	5,660,297	5,660,297
Warrants	—	—	455,335	455,335
Total Investments	421,289	235,860,094	589,445,233	825,726,616
Derivative Assets:
Foreign Forward Currency Contracts	—	88,791	—	88,791
Credit Default Swaps	—	1,082,458	—	1,082,458
Derivative Liabilities:
Foreign Forward Currency Contracts	—	(12,084)	—	(12,084)
Credit Default Swaps	—	(202,169)	—	(202,169)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the six months ended June 30, 2020:

	Senior Loans ($)	Subordinated Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stocks ($)	Preferred Stocks ($)	Private Asset Backed Debt ($)	Real Estate Debt ($)	Warrants ($)	Total ($)
Balance as of December 31, 2019	336,700,275	1,150,157	—	118,100,940	803,875	268,294	9,800,576	5,510,966	467,292	472,802,375
Purchases(a)	136,976,250	8,468,604	—	57,580,004	1,217,956	48,500	3,912,678	278,490	—	208,482,482
Sales(b)	(26,330,053)	(27,996)	—	(28,787,947)	(76,867)	—	(836,674)	—	—	(56,059,537)
Net Realized and Unrealized Gains (Loss)	(19,430,895)	(20,521)	—	(22,600,057)	6,871	(20,442)	(959,384)	(132,188)	(11,957)	(43,168,573)
Accrued Discounts/ (Premiums)	891,396	13,650	—	130,967	—	—	31,609	3,029	—	1,070,651
Transfers in to Level 3	8,939,604	—	2,265,910	—	—	—	—	—	—	11,205,514
Transfers out of Level 3	(4,887,679)	—	—	—	—	—	—	—	—	(4,887,679)
Balance as of June 30, 2020	432,858,898	9,583,894	2,265,910	124,423,907	1,951,835	296,352	11,948,805	5,660,297	455,335	589,445,233
Net Change in Unrealized appreciation/ (depreciation) from investments held at June 30, 2020	(16,580,078)	(21,596)	—	(20,270,423)	(1,334)	(20,443)	(953,245)	(132,188)	9,052	(37,970,255)

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Investments were transferred into and out of Level 3 and out of and into Level 2 during the six months ended June 30, 2020 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of June 30, 2020.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range		Weighted Average
Assets Investments in securities
Senior Loans	1,412,267	Income (Other)	Constant Default Rate (CDR), Constant Prepayment Rate (CPR), Recovery Rate	25.9 50.0%, 0.0%	%,	25.9 50.0%, 0.0%	%,
Senior Loans	18,861,482	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Senior Loans	412,590,575	Yield Analysis	Market Yield	4.1 36.9%	% -	8.6%
Senior Loans	-5,426	Other	Recent Transaction Price	0.99		0.99
Subordinated Loans	9,583,894	Yield Analysis	Market Yield	8.9 17.8%	% -	11.4%
Corporate Bonds	2,265,910	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Collateralized Loan Obligation	656	Other	Estimated Liquidation Value	$160 - $496		$414
Collateralized Loan Obligations	121,749,501	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Collateralized Loan Obligations	2,673,750	Other	Recent Transaction Price	0.93		0.93
Common Stocks	1,951,835	EV Market Multiple Analysis	EBITDA Multiple	7.0 26.5x	x -	17.0	x
Preferred Stocks	296,352	EV Market Multiple Analysis	EBITDA Multiple	9.0 22.0x	x -	16.3	x
	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range		Weighted Average
Private Asset-Backed Debt	406,225	Income (Other)	Cumulative Collection Rate	1.1	x	1.1	x
Private Asset-Backed Debt	7,303,202	Income (Other)	MPL: Constant Default Rate (CDR), Constant Prepayment Rate (CPR), Recovery Rate; SPL: Collection Rate	CAD MPL: 18.0%, 30.0%, 0.0%; US MPL: 55.0%, 16.0%, 0.0%; US SPL: 88.3%; CAD SPL: 89.1%		CAD MPL: 18.0%, 30.0%, 0.0%; US MPL: 55.0%, 16.0%, 0.0%; US SPL: 88.3%; CAD SPL: 89.1%
Private Asset-Backed Debt	1,026,313	Income (Other)	Constant Default Rate (CDR), Constant Prepayment Rate (CPR), Recovery Rate	15.0 0.0%, 0.0%	%,	15.0 0.0%, 0.0%	%,
Private Asset-Backed Debt	783,667	Income (Other)	Constant Default Rate (CDR) - Two Segments, Constant Prepayment Rate (CPR), Recovery Rate	9.7%/ 7.9%, 15.0%, 0.0%		9.7%/ 7.9%, 15.0%, 0.0%
Private Asset-Backed Debt	2,429,398	Other	Recent Transaction Price	0.99		0.99
Real Estate Debt	5,660,297	Yield Analysis	Market Yield	13.8 16.3%	% -	15.1%
Warrants	455,335	EV Market Multiple Analysis	EBITDA Multiple	2.3 31.2x	x -	30.5	x
Total Level 3 Investments	589,445,233

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

(4) Common Stock

The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C, and Class I shares became effective. On November 2, 2017, the Fund's registration statement offering Class L shares became effective. On November 15, 2018, the Fund's registration statement offering Class U shares became effective and on November 30, 2018 the Fund's registration statement offering Class W shares became effective. On March 31, 2020, the Fund's registration statement offering Class U-2 shares became effective. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class. Common share transactions were as follows:

Class A	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,321,589	59,078,604
Common shares issued	341,024	8,471,430
Reinvestment of distributions	23,063	539,889
Common shares redeemed	(421,787)	(10,446,710)
Common shares outstanding — end of period	2,263,889	57,643,213
Class C	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,539,852	64,949,429
Common shares issued	329,107	8,060,972
Reinvestment of distributions	40,117	937,997
Common shares redeemed	(223,235)	(5,338,496)
Common shares outstanding — end of period	2,685,841	68,609,902
Class I	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	13,653,699	350,127,050
Common shares issued	4,712,049	116,811,055
Reinvestment of distributions	200,513	4,682,059
Common shares redeemed	(1,195,038)	(27,548,222)
Common shares outstanding — end of period	17,374,223	444,071,942
Class L	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	244,006	6,258,818
Common shares issued	66,345	1,622,873
Reinvestment of distributions	4,894	114,184
Common shares redeemed	(43,790)	(1,049,499)
Common shares outstanding — end of period	271,455	6,946,376
Class U	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,655,229	42,266,316
Common shares issued	3,113,026	77,291,441
Reinvestment of distributions	96,743	2,243,059
Common shares redeemed	(52,537)	(1,165,800)
Common shares outstanding — end of period	4,812,461	120,635,016
Class U-2	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	0	0
Common shares issued	46,307	1,039,525
Reinvestment of distributions	194	4,441
Common shares redeemed	0	0
Common shares outstanding — end of period	46,501	1,043,966
Class W	For the Six Months Ended June 30, 2020
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,521,579	39,187,145
Common shares issued	0	0
Reinvestment of distributions	35,062	824,855
Common shares redeemed	(5,012)	(111,425)
Common shares outstanding — end of period	1,551,629	39,900,755

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Share Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Fund's Board in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

The following table summarizes the share repurchases completed during the six months ended June 30, 2020:

Quarter Ended	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
December 31, 2019	January 16, 2020	679,546	26.01	17,674,912	1,161,309	5.00%	2.93%
March 31, 2020	April 16, 2020	1,227,410	22.13	27,163,080	1,415,494	5.00%	4.34%
		1,906,956		44,837,992

(5) Credit Facility

Information about the Fund's senior securities as of June 30, 2020 is shown in the following table.

Class and Six Months Ended	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2) ($)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility (Wells Fargo Bank, N.A.)
June 30, 2020	55,950,970	6,090.31	—	N/A
December 31, 2019	19,053,614	5,382.52	—	N/A
October 31, 2019	19,396,773	3,846.84	—	N/A
Revolving Credit Facility (State Street Bank and Trust Company)
June 30, 2020	75,969,499	6,090.31	—	N/A
December 31, 2019	110,386,661	5,382.52	—	N/A
October 31, 2019	144,356,650	3,846.84	—	N/A

(1) Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit.''

(3) The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4) Not applicable to senior securities outstanding as of period end.

Wells Credit Facility

The Fund's consolidated subsidiary, Financing Sub, is party to a revolving funding facility (as amended, the "Wells Credit Facility"), which allows the Financing Sub to borrow up to $100 million at any one time outstanding. The Wells Credit Facility is secured by all of the assets held by, and the membership interest in, Financing Sub. The end of the reinvestment period and the stated maturity date for the Wells Credit Facility are October 31, 2022 and October 31, 2024, respectively. Amounts available to borrow under the Wells

Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Sub. The Financing Sub is also subject to limitations with respect to the loans securing the Wells Credit Facility, including restrictions on loan size, borrower domicile, payment frequency and status, collateral interests, and loans with fixed rates, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Fund and the Financing Sub are also required to comply with various

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Wells Credit Facility. As of June 30, 2020, the Fund and Financing Sub were in compliance in all material respects with the terms of the Wells Credit Facility.

As of June 30, 2020, there was $55,950,970 outstanding under the Wells Credit Facility. The interest rate charged under the Wells Credit Facility is generally based on an applicable LIBOR rate plus spread ranging from 1.75% to 2.15%, as defined in the agreements governing the Wells Credit Facility. Unused portions of the Wells Credit Facility accrue a commitment fee equal to an annual rate between 0.50% and 1.50%, depending on the usage. The fair value of the Financing Sub's borrowings under the Wells Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statement of Assets and Liabilities at cost for the remaining maturity for which the Financing Sub has determined would be categorized as Level 2 in the fair value hierarchy.

For the six months ended June 30, 2020 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Wells Credit Facility were as follows:

For the Six Months Ended June 30, 2020 ($)
Stated interest expense	557,291
Unused commitment fees	142,496
Total interest and credit facility fees expense	699,665
Annualized average stated interest rate	2.56%
Average outstanding balance	43,696,374
Amortization of debt issuance costs	268,513

See Note 10 for further information regarding a subsequent event related to the Wells Credit Facility.

State Street Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), which allows for the Fund to borrow up to $200 million at any one time outstanding. The State Street Credit Facility maturity date is July 17, 2022. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain restricted payments, (c) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Fund and its consolidated subsidiaries (subject to certain exceptions) of not less than 3:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the State Street Credit Facility. Amounts available to borrow under the State Street Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of June 30, 2020, the Fund was in compliance in all material respects with the terms of the State Street Credit Facility.

As of June 30, 2020, there was $75,969,499 outstanding under the State Street Credit Facility. The interest rate charged on the State Street Credit Facility is based on an applicable LIBOR rate plus 0.95% (as defined in the agreements governing the State Street Credit Facility). Unused portions of the State Street Credit Facility accrue a commitment fee equal to 0.20%. The fair value of the Fund's borrowings under the State Street Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

For the six months ended June 30, 2020 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the State Street Credit Facility were as follows:

For the Six Months Ended June 30, 2020 ($)
Stated interest expense	835,798
Unused commitment fees	94,463
Total interest and credit facility fees expense	930,261
Annualized average stated interest rate	1.74%
Average outstanding balance	96,410,479
Amortization of debt issuance costs	28,364

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Wells Credit Facility and the State Street Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of June 30, 2020, the Fund's asset coverage was 989%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 (the "Investment Advisory Agreement") (most recently amended and restated as of May 22, 2020), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays the Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred by the Fund for the six months ended June 30, 2020 were $4,806,222.

Effective May 22, 2020, applied on a prospective basis the Incentive Fee is calculated and payable quarterly in arrears based upon each share class's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on each share class's "average daily net asset value," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the share class's operating expenses for the quarter and taking into account the Expense Support Agreement. For such purposes, each share class's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administration Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 15% on each share class's pre-incentive fee net investment income when the share class's pre-incentive fee net investment income reaches 1.765% of average daily net asset value in any calendar quarter. During the six months ended June 30, 2020 there were no incentive fees incurred.

Prior to May 22, 2020, the Incentive Fee was calculated and payable quarterly in arrears based upon the Fund's (rather than each class's) "pre-incentive fee net investment income" for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. "Adjusted Capital" previously was defined as the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRIP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

Under the Expense Support Agreement, the Adviser may at its discretion, for the period ending July 31, 2021, reimburse the Fund's operating expenses to the extent that aggregate distributions made to each class' shareholders during the

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate such that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with GAAP for investment companies. The Expense Support Agreement will remain in effect at least until July 31, 2021, unless and until the Fund's Board approves it's modifications or termination. The Expense Support Agreement was renewed for another year on July 31, 2020 (see Note 10, Subsequent Events, for information regarding the extension of the Agreement). This Expense Support Agreement may be terminated only by the Fund's Board on notice to the Adviser. For the six months ended June 30, 2020, the Adviser did not provide any expense support and the Fund incurred $2,362,845 in expense support recoupment.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Fund received expense support from the Adviser and the Adviser associated dates through which such expenses are eligible for reimbursement from the Fund.

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Annualized Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
January 31, 2017	335,238	335,238	0	68.82	0	January 31, 2020
April 30, 2017	820,353	820,353	0	54.97	1.39257355	April 30, 2020
July 31, 2017	738,421	738,421	0	37.93	1.39257355	July 31, 2020
Total	1,894,012	1,894,012	0

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Class A

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Annualized Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
January 31, 2017	193,243	193,243	0	9.01	1.39257355	January 31, 2020
October 31, 2017	592,329	168,659	423,669	7.68	1.39257355	October 31, 2020
January 31, 2018	412,396	0	412,396	5.42	1.39257355	January 31, 2021
April 30, 2018	306,581	0	306,581	4.43	1.39257355	April 30, 2021
July 31, 2018	282,399	0	282,399	3.86	1.39257355	July 31, 2021
October 31, 2018	351,380	0	351,380	3.15	1.39257355	October 31, 2021
January 31, 2019	112,892	0	112,892	1.21	1.39257355	January 31, 2022
April 30, 2019	10,033	0	10,033	1.29	1.39257355	April 30, 2022
Total	2,261,253	361,902	1,899,351

Class C

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Annualized Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
July 31, 2017	0	0	0	0	0	July 31, 2020
October 31, 2017	98,889	98,889	0	5.32	1.39257355	October 31, 2020
January 31, 2018	173,902	57,212	116,690	6.07	1.39257355	January 31, 2021
April 30, 2018	206,018	0	206,018	4.94	1.39257355	April 30, 2021
July 31,2018	263,530	0	263,530	4.33	1.39257355	July 31, 2021
October 31, 2018	312,501	—	312,501	3.66	1.39257355	October 31, 2021
January 31, 2019	163,026	0	163,026	1.96	1.39257355	January 31, 2022
April 30, 2019	84,215	—	84,215	2.03	1.39257355	April 30, 2022
Total	1,302,081	156,100	1,145,981

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Class I

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Annualized Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
July 31, 2017	0	0	0	0	0	July 31, 2020
October 31, 2017	172,437	172,437	0	4.81	1.39257355	October 31, 2020
January 31, 2018	246,239	246,239	0	5.03	1.39257355	January 31, 2021
April 30, 2018	369,279	369,279	0	3.84	1.39257355	April 30, 2021
July 31, 2018	521,001	521,001	0	3.19	1.39257355	July 31, 2021
October 31, 2018	779,372	779,379	0	2.45	1.39257355	October 31, 2021
January 31, 2019	281,055	0	281,055	0.96	1.39257355	January 31, 2022
April 30, 2019	0	0	0	0	1.39257355	April 30, 2022
Total	2,369,382	2,088,327	281,055

Class L

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Annualized Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
July 31, 2017	0	0	0	0	0	July 31, 2020
October 31, 2017	0	0	0	0	1.39257355	October 31, 2020
January 31, 2018	27	27	0	5.49	1.39257355	January 31, 2021
April 30, 2018	3,558	3,558	0	3.54	1.39257355	April 30, 2021
July 31, 2018	9,112	9,112	0	3.23	1.39257355	July 31, 2021
October 31, 2018	16,193	16,193	0	2.62	1.39257355	October 31, 2021
January 31, 2019	7,456	0	7,456	1.46	1.39257355	January 31, 2022
April 30, 2019	2,303	0	2,303	1.54	1.39257355	April 30, 2022
Total	38,649	28,890	9,759

Class U

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Annualized Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
December 31, 2019	26,627	0	26,627	0.29	1.39257355	December 31, 2022
Total	26,637	0	26,627

(1) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the management fees and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(2) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Pursuant to the Adviser Administration Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administration Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administration Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the six months ended June 30, 2020 was $623,583.

Pursuant to an administration agreement between State Street Bank and Trust Company ("State Street") and the Fund, State Street performs, or oversees the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, State Street oversees the preparation and filing of the Fund's tax returns and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays State Street for these services. The total of such expenses incurred by the Fund for the six months ended June 30, 2020 was $167,936.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the Fund. The Fund pays DST for these services. The total of such expenses incurred for the six months ended June 30, 2020 was $195,937.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, Class L and Class U-2 Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, Class L, and Class U-2 Shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A, Class C, Class L, and Class U-2 Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U, Class W and Class U-2 Shares, is authorized under a "Distribution Plan" to pay to the Distributor a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U, Class W and Class U-2 Shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a distribution fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares and Class U-2 Shares, and 0.75% of the average daily net assets attributable to Class U Shares.

(7) Investment Transactions

For the six months ended June 30, 2020, the cost of investments purchased and proceeds from sales of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$503,396,441	$(271,582,901)

(8) Derivative Instruments

The Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The changes in the fair value are included in the Consolidated Statement of Operations during the current year. The Fund is exposed to

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

certain risks relating to its ongoing operations; the primary risks managed by using derivative instruments are market risk, credit risk, and foreign exchange risk. Additionally, the Fund holds certain derivative instruments for investment purposes. As of or during the six months ended June 30, 2020, the Fund held the following instruments meeting the definition of a derivative instrument: foreign forward currency contracts, credit default swaps and total return swaps.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Foreign Forward Currency Contracts: the Fund enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Fund's investments denominated in foreign currencies. As of June 30, 2020, the counterparty to the forward currency contracts was Goldman Sachs. Net unrealized gains or losses on forward currency contracts are included in "net realized gain on foreign currency contracts" in the accompanying Consolidated Statement of Operations.

Forward currency contracts are considered undesignated derivative instruments.

Certain information related to the Fund's foreign currency forward contracts is presented below as of June 30, 2020.

	As of June 30, 2020
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract		£(1,098,452)	7/15/2020	$19,149	$—	Forward foreign currency contracts
Foreign currency forward contract		£(1,132,532)	7/15/2020	18,189	—	Forward foreign currency contracts
Foreign currency forward contract	SEK	(1,961,141)	9/18/2020	—	(12,084)	Forward foreign currency contracts
Foreign currency forward contract	NOK	(4,117,433)	9/18/2020	50,282	—	Forward foreign currency contracts
Foreign currency forward contract	SEK	(3,691,269)	1/17/2020	1,171	—	Forward foreign currency contracts
Total				$88,791	$(12,084)

Options: The Fund may write or purchase options on swap agreements (commonly referred to as swaptions) in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

An option is a contract giving its owner the right, but not the obligation, to buy (call) or sell (put) a specified item at a fixed price (exercise or strike price) during a specified period or on a specified date. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost basis of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and any change in fair value should the counterparty not perform under the contract.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on the effecting closing purchase transactions, including brokerage commissions, is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing options, the Fund bears the market risk of unfavorable change in the price of the security underlying the written option. The risk involved in writing an option is that if the option was exercised, the underlying security may be purchased or sold by the Fund at a disadvantageous price.

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

The Fund's derivative contracts are subject to either International Swaps and Derivatives Association ("ISDA") Master Agreements, or futures contracts/OTC addendums which contain certain covenants and other provisions that, if violated, may require the Fund to post collateral on derivatives if the Fund is in a net liability position with its counterparties exceeding certain amounts. As of June 30, 2020 there are no derivative instruments with credit-risk-related contingent features that are in a net liability position after taking into effect permissible offsetting. Additionally, OTC derivative counterparties may immediately terminate these agreements and the related derivative contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of June 30, 2020 the termination values of these derivative contracts were approximately equal to their fair values.

Total Return Swaps: Total return is used as substitutes for owning or shorting the physical securities that comprise a given market index, or to obtain long or short exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining or shedding exposure to a market or sector index by using the most cost-effective vehicle available. To the extent the Fund uses total return swaps to hedge risk, basis risk may cause the hedge to be less effective or ineffective.

Offsetting Arrangements

Although the Fund generally presents derivative and other financial instruments on a gross basis in the Consolidated Statement of Assets and Liabilities, certain derivative and other financial instruments are subject to enforceable master netting arrangements with certain counterparties which allow for the derivative and other financial instruments to be offset.

The following table presents the rights of offset and related arrangements associated with the Fund's derivative instruments:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Assets:
Goldman Sachs:
Forward Foreign Currency Contracts	$88,791	$—	$88,791	$(12,084)	$—	$76,707
Swap Agreements	1,040,555	—	1,040,555	(110,132)	—	930,423
Total	$1,129,346	$—	$1,129,346	$(122,216)	$—	$1,007,130
Liabilities:
Goldman Sachs:
Forward Foreign Currency Contracts	$(12,084)	$—	$(12,084)	$12,084	$—	$—
Swap Agreements	(110,132)	—	(110,132)	110,132	—	—
Total	$(122,216)	$—	$(122,216)	$122,216	$—	$—

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

(9) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults would likely reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would likely adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a likely decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

Collateralized Loan Obligations "CLO" issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently utilizes leverage, which magnifies the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It appears highly likely that LIBOR will be discontinued or modified by 2021.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities (the" Secured Overnight Financing Rate," or "SOFR"). The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the State Street Credit Facility and Wells Credit Facility agreements extending beyond 2021 with our credit facility lenders that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by the Adviser or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union ("EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. On January 31, 2020, the UK officially withdrew from the EU and the two sides entered into a transition agreement whereby the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. During this transition phase, the UK and EU will seek to negotiate and finalize a new trade deal. If no deal is agreed to by the end of the transition phase (currently set as December 31, 2020), the trading relationship between the UK and EU will be governed by World Trade Organization rules (known as a "hard Brexit"). The impact of a hard Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

Market Disruption Risk

As of the filing date of these financial statements, there is an outbreak of a highly contagious form of a novel coronavirus ("COVID-19"), which the World Health Organization has declared a global pandemic, the United States has declared a national emergency, and for the first time in its history, every state in the United States is under a federal disaster declaration. Many states, including those in which the Fund's portfolio companies operate, have issued orders requiring the closure of, or certain restrictions on the operation of, non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, have begun to lift the public health restrictions with a view to reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, the absence of viable treatment options or a vaccine could lead people to continue to self-isolate and not participate in the economy at prepandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and the Fund's business and operations, as well as the business and operations the Fund's portfolio companies, could be materially adversely affected by a prolonged recession in the U.S. and other major markets.

The COVID-19 pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of the Fund's portfolio companies, and (ii) materially and adversely impacted the value and performance of certain of the Fund's portfolio companies. The COVID-19 pandemic is having a particularly adverse impact on industries in which certain of the Fund's portfolio companies operate, including energy, hospitality, travel, retail and restaurants. Certain of the Fund's portfolio companies in other industries have also been significantly impacted. The COVID-19 pandemic is continuing as of the filing date of these financial statements, and its extended duration may have further adverse impacts on the Fund's portfolio companies after June 30, 2020, including for the reasons described below. Although on March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), which contains provisions intended to mitigate the adverse economic effects of the COVID-19 pandemic, it is uncertain whether, or how much, the Fund's portfolio companies have benefited or may benefit from the CARES Act or any other subsequent legislation intended to provide financial relief or assistance. As a result of this disruption and the pressures on their liquidity, certain of the Fund's portfolio companies have been, or may continue to be, incentivized to draw on most, if not all, of the unfunded portion of any revolving or delayed draw term loans made by us, subject to availability under the terms of such loans.

The effects described above on the Fund's portfolio companies have, for certain of the Fund's portfolio companies to date, impacted their ability to make payments on their loans on a timely basis and in many cases have required us to amend certain terms, including payment terms. In addition, an extended duration of the COVID-19 pandemic may impact the ability of the Fund's portfolio companies to continue making their loan payments on a timely basis or meeting their loan covenants. The inability of portfolio companies to make timely payments or meet loan covenants may in the future require the Fund to undertake similar amendment actions with respect to other of the Fund's investments or to restructure the Fund's investments. The amendment or restructuring of the Fund's investments may include the need for the Fund to make additional investments in the Fund's portfolio companies (including debt or equity investments) beyond any existing commitments, exchange debt for equity, or change the payment terms of the Fund's investments to permit a portfolio company to pay a portion of its interest through payment-in-kind, which would defer the cash collection of such interest and add it to the principal balance, which would generally be due upon repayment of the outstanding principal.

The COVID-19 pandemic has adversely impacted the fair value of the Fund's investments, including those reported as of June 30, 2020, and the values reported may differ materially from the values that the Fund may ultimately realize with respect to our investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the valuation of the Fund's investments as the Fund's valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the period

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2020 (Unaudited)

for which the Fund is reporting. Additionally, the Fund may not have yet received information or certifications from the Fund's portfolio companies that indicate the full and ongoing extent of declining performance or non-compliance with debt covenants, as applicable, as a result of the COVID-19 pandemic. As a result, the Fund's valuations, including those reported as of June 30, 2020, may not show the complete or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of the Fund's investments have reduced, and any additional write downs may further reduce, the Fund's net asset value (and, as a result, the Fund's asset coverage calculation). Accordingly, the Fund may continue to incur additional net unrealized losses or may incur realized losses after June 30, 2020, which could have a material adverse effect on the Fund's business, financial condition and results of operations.

The volatility and disruption to the global economy from the COVID-19 pandemic has affected, and is expected to continue to affect, the pace of the Fund's investment activity and the size of our portfolio, which may have a material adverse impact on the Fund's results of operations, including the Fund's total investment income. Such volatility and disruption have also led to the increased credit spreads in the private debt capital markets.

In response to the COVID-19 pandemic, Ares and CION have instituted a work from home policy until it is deemed safe to return to the office. Such a policy of an extended period of remote working by the Fund's investment adviser and/or its affiliate's employees could strain the Fund's technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic.

(10) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared for July and August 2020:

Record Date: daily
Payable Date: July 31, 2020
Per Share Amount: $0.1182734

Record Date: daily
Payable Date: August 31, 2020
Per Share Amount: $0.1182734

On July 17, 2020, the Fund amended the Wells Credit Facility increasing the amount the Fund is allowed to borrow on the facility to $150 million.

Effective August 1, 2020 the Fund changed its administrator from State Street Bank and Trust Company to ALPS Fund Services, Inc.

On July 31, 2020, the Expense Support Agreement was renewed for an additional year.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information

June 30, 2020 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRIP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's Net Asset Value (the "NAV") per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Plan of Distribution

ALPS Distributors Inc. (the "Distributor") located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell up to $1,061,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisor or its affiliates, in the Advisor's discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the financial intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisor may reasonably request.

The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Investment Adviser

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator and Custodian

The following entity is the Fund's custodian and prior to August 1, 2020, it was the Fund's administrator:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Effective August 1, 2020, the following entity became the Fund's administrator:

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 802023

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto 1972	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer of CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein 1967	Trustee	2016	Partner (Ares Credit Group), Ares Management LLC; Co-President, Ares Capital Corporation ("ARCC")	1	None
Michael A. Reisner 1970	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer of CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs 1956	Trustee and Chairman of the Board	2016	Partner, Ares Management LLC	1	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Trustees

Name, address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
James K. Hunt 1951	Trustee	2016	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	1	PennyMac Financial Services, Inc.; Ares Dynamic Credit Allocation Fund, Inc.
Paula B. Pretlow 1955	Trustee	2016	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry & Jeanette Weinberg Foundation; Northwestern University
John Joseph Shaw 1951	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector 1942	Trustee	2016	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management, LLC (private equity)	1	The Private Bank of California (2007-2013); Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz 1968	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(3)  "Interested person," as defined in the 1940 Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Reisner 1970	Co-President and Co-Chief Executive Officer	2016

Mr. Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp. ("CIC"), a business development company focused on middle market loans. Mr. Reisner serves on the investment committee of CIC. In addition, Mr. Reisner is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Reisner joined CION in 2001.

Mark Gatto 1972	Co-President and Co-Chief Executive Officer	2016

Mr. Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp., a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CIC. In addition, Mr. Gatto is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Gatto joined CION in 1999.

Greg Schill 1981	Vice President	2016	Mr. Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, he served as Managing Director since 2012. Mr. Schill joined CION in 2001.
Mitch Goldstein 1967	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management Corporation L.P. ("Ares Management"). He additionally serves as Co-President of ARCC. He is a member of the Ares Management Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees and Ivy Hill Asset Management ("IHAM") Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Greg Margolies 1966	Vice President	2016

Mr. Margolies is a Partner in the Ares Credit Group, the Head of Markets for Ares Management LLC and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of the Ares Credit Group's U.S. Liquid Credit and Global Structured Credit Investment Committees, the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") Investment Committee and the Ares Private Equity Group's Special Situations Funds Investment Committee. Mr. Margolies joined Ares in 2009.

Penni F. Roll 1965	Treasurer Chief Financial Officer	2019 2016-2019

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of ARCC. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll joined Ares in 2010.

Scott Lem 1977	Chief Financial Officer Treasurer	2019 2016-2019

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation ("ARCC") and previously served as Assistant Treasurer of ARCC from May 2009 to May 2013. Mr. Lem also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Mr. Lem joined Ares in 2003.

Miriam Krieger 1976	Chief Compliance Officer and Anti-Money Laundering Officer	2017

Ms. Krieger is a Partner and Global Chief Compliance Officer and is a member of the Ares Operations Management Group. Ms. Krieger is the firm's Global Anti-Money Laundering Officer and Global Anti-Corruption Officer and also serves as Chief Compliance Officer of several entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates, including Ares Capital Corporation ("ARCC") and Ivy Hill Asset Management, L.P. ("IHAM"). Ms. Krieger joined Ares in 2010.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ian Fitzgerald 1975	General Counsel, Chief Legal Officer and Secretary Vice President and Assistant Secretary	2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. He also serves as Vice President and Assistant Secretary of IHAM and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

John Atherton 1981	Vice President and Assistant Secretary	2018

Mr. Atherton is a Principal and Associate General Counsel, Credit in the Ares Legal Department. Prior to joining Ares in 2018, Mr. Atherton was General Counsel, Private Investment Structures at Schroder Adveq. Previously Mr. Atherton was a Senior Associate in the London and Boston offices of Proskauer Rose LLP, where he focused on private investment funds.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on direct credit lending matters. He is General Counsel, Vice President and Secretary of ARCC and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Anton Feingold 1980	Vice President and Assistant Secretary	2016

Mr. Feingold is a Managing Director and Associate General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Keith Kooper 1975	Vice President and Assistant Secretary	2016

Mr. Kooper is a Partner and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper additionally serves as a member of the Ares Enterprise Risk Committee. Mr. Kooper joined Ares in 2013.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019	Ms. Sagati Aghili is a Partner and General Counsel of Ares Management and is a member of the Management Committee of Ares Management. Ms. Sagati Aghili joined Ares in 2009.
Kevin Early 1971	Vice President	2017	Mr. Early is a Partner, European Finance in the Ares Finance Department. Mr. Early joined Ares in 2012.
Michael Dennis 1976	Vice President	2017

Mr. Dennis is a Partner and Co-Head of European Credit, in the Ares Credit Group. Additionally, Mr. Dennis serves as a member of the Management Committee of Ares Management and the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Dennis joined Ares in 2007.

Blair Jacobson 1972	Vice President	2017

Mr. Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Mr. Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. He joined Ares in 2012.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Semi-Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information (continued)

June 30, 2020 (Unaudited)

Voting Results of Special Meeting of Shareholders

A Special Meeting (the "Meeting") of the Fund was held on May 22, 2020, as adjourned, to consider and act upon the proposal below.

At the Meeting, the shareholders of the Fund approved a Third Amended and Restated Investment Advisory Agreement between the Fund and the Advisor. The Fund's shareholders voted as follows:

Proposal 1.

To approve the Third Amended and Restated Investment Advisory Agreement between the Fund and the Advisor to make certain technical changes to the calculation of the Fund's incentive fee such that it is calculated based on (1) each share class's net investment income (rather than Fund-level net investment income) and (2) each share class's net asset value (rather than the Fund's "Adjusted Capital."

	For	Against	Abstained	Broker Non-Votes
CION Ares Diversified Credit Fund	9,784,068	550,970	1,239,367	0

Semi-Annual Report 2020

Item 2. Code of Ethics.

Not applicable for this filing.

Item 3. Audit Committee Financial Expert.

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for this filing.

(a)(2) Not applicable for this filing.

(a)(3) Not applicable for this filing.

(a)(4) Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (File Nos. 333-212323 and 811-23165) for CION Ares Diversified Credit Fund (the “Fund”).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	September 1, 2020

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	September 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	September 1, 2020

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	September 1, 2020

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	September 1, 2020